united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 11/30/18

Item 1. Reports to Stockholders.

Class A, C, I and S Shares

ANNUAL REPORT
As Of November 30, 2018

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 18
Statements of Assets and Liabilities	Page 38
Statements of Operations	Page 39
Statements of Changes in Net Assets	Page 40
Financial Highlights	Page 42
Notes to Financials	Page 48
Report of Independent Registered Public Accounting Firm	Page 59
Supplemental Information	Page 60
Privacy Notice	Page 66

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

January 2, 2019

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of sixof the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelvemonths from December 1, 2017 through November3 0, 2018.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 3.4% during the third quarter of 2018. This was a decrease from the 4.2% AGR during the second quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE continued its recovery in the third quarter after a rough start to the year. The Durable Goods and Non-Durable Goods segments of PCE both helped to push the Goods portion of PCE above a 4% AGR for the second quarter in a row. The Service sector within PCE is nearly twice the size of the Goods sector, and it makes up the largest portion of PCE. The Service sector had been lagging the other sectors of PCE, but returned to its long-run growth rate of just over 3% during the quarter, a decidedly positive sign for the economy at large. We continue to believe that growth in the domestic economy should be sustainable, though at a moderate pace. The Federal Reserve’s restrictive monetary policy over the past several years will most likely slow economic growth in the US, though, for the time-being, we do not believe that the Fed has tightened enough to push the US into a recession over the near-term.

At the December 19, 2018 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “Information received since the Federal Open Market Committee met in November indicates that the labor market has continued to strengthen and that economic activity has been rising at a strong rate. Job gains have been strong, on average, in recent months, and the unemployment rate has remained low. Household spending has continued to grow strongly, while growth of business fixed investment has moderated from its rapid pace earlier in the year… both overall inflation and inflation for items other than food and energy remain near 2%. Indicators of longer-term inflation expectations are little changed, on balance. The Committee judges that risks to the economic outlook are roughly balanced but will continue to monitor global economic and financial developments and assess their implications for the economic outlook.”

Monetary Policy: During the period, the Federal Reserve Open Market Committee raised the target range for the federal funds rate to 2.25 - 2.5%. Along with their rate scheme, the Federal Reserve’s (Fed)

monetary policy has been mostly restrictive over the past several years. The Fed has been draining total reserves of depository institutions at a rate of nearly $20 billion per month since August 2014. The federal funds rate found its last cycle low in January 2014, and has been climbing relatively unabated from that level since March 2014. The Fed announced its plan to increase the Federal Funds rate in December 2015, but the tightening had already begun. The Monetary Base topped at slightly over $4 trillion in August 2014, and as of December 2018 has fallen to just over $3.4 trillion. The growth rates of two money supply measures we use throughout our proprietary economic research, M2 and MZM, have both fallen into historically negative ranges relative to economic growth. We believe the Fed should be very cautious with further reductions in the money supply.

Regarding the federal funds rate, we study the rate relative to both inflation and short-term/intermediate-term interest rates. Our research there indicates that the current federal funds rate should be viewed by the Fed and investors as neutral. In that light, we believe the Fed should slowly increase the fed funds target range only in the face of significant renewed inflation.

Interest Rates: While most of the interest rate array has been increasing in a stable upward trend, short-term interest rates have been rising more rapidly than long-term rates, which has driven a declining yield curve spread. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), carved a fresh cycle low at 0.17 at the end of December, its lowest level since the beginning of 2007. It is widely known that an inverted yield curve often portends a negative stock market, so the spread’s downward trend has worried many equity investors and economists alike. We don’t believe the current spread level tells us much on its own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. In this context, we believe interest rates at current levels are neutral for stocks; if the yield curve becomes negative, however, and the Fed fails to provide evidence of relief from current tightening, then a sustained market correction is possible.

Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds has widened. The quality spread has historically been a good predictor of confidence in the corporate bond market; a widening spread could mean trouble for this segment of the market. As of December 2018, its spread was greater than 1.1. A quality spread at that level, along with the state of the yield curve, is likely driving some of the recent market volatility.

Equity Valuations: As of December 31, 2018, the S&P 500 index1 sits at 2,506. Our proprietary valuation work uses both fundamental and technical analysis and provides justification for the S&P 500 at roughly 2,670, slightly below last quarter’s figure, as corporate earnings continue to be strong, but have undergone some downgrades.

In order to create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our valuation tool currently sets an appropriate S&P 500 PE at 19. Additional analysis suggests that an appropriate S&P 500 fair-value range is roughly 2,525 to 2,950.

To us, fair-value means the stock market should perform within the parameter of its historic mean. The current level and direction of many economic statistics we enter our valuation algorithm indicate that we are likely to stay in fair value range for the near-term. We are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly. Additionally, we are watching our technical indicators for signs that a market breakdown or breakout might be in the cards, as rapid movements in valuations are not unusual at this point in the economic cycle.

Inflation: We believe inflation should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings 12-month percent change, and its direction, have correlated well with the Consumer Price Index (CPI). EPSP has been trending up since May 2015, slightly leading a similar CPI trend. There is moderate and expected consumer demand-side upward pressure on inflation. The growth in the wages complex is building, putting more money in workers’ pockets. This would normally concern us, but we see a balance in product and its demand. While the CPI has reached and surpassed the Fed’s initial target of 2.0% and has remained above 2.0% since September 2017, growth has moderated significantly during the current cycle. As of December 2018, CPI is up only 2.18% y-o-y.

When there is strong pricing pressure from the manufacturing sector it tends to lift most associated prices, which, in turn, tends to reinforce any extant wage growth, potentially triggering an inflationary cycle. Some previous inflation concerns were being driven by this potential dynamic, as the Producer Price Index (PPI) had exhibited a powerful upward trend at times; PPI, however, has recently been trending down from its upward path.

The relatively static trends in both CPI and PPI is further evidence to us that the Fed should be very careful with its policy.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of six of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

1The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

5163-NLD-2/5/2019

INVESTMENT REVIEW

JAMES ALPHA EHS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2018
	One Year:	Inception:
	11/30/17-11/30/18	8/18/17–11/30/18*
Class A
With Sales Charge	(6.92)%	(1.16)%
Without Sales Charge	(1.20)%	3.51%
Class C
With Sales Charge	(3.19)%	1.91%
Without Sales Charge	(2.22)%	2.68%
Class I	(1.20)%	3.51%
Class S	(1.30)%	3.51%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2018, is 2.30%, 3.05%, 2.05% and 1.43% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.49% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of hedged equity investment strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

PORTFOLIO ADVISER COMMENTARY

The past year was marked by increased volatility across most asset classes, as investors had to cope with what appeared to be an increasingly hawkish Federal Reserve, slowing Chinese growth, and rising geopolitical risks. A strong job market and fiscal tax cuts in late 2017 helped drive US economic growth, however, expectations of global synchronized growth proved false in 2018. Global equity markets continued to rally in the final months of 2017 only to roll over in the first quarter of 2018. The summer and fall months marked a significant divergence in global equity markets, with portions of the US equity market reaching new highs while developed international and emerging markets continued to fall, largely on concern over trade wars, a strong dollar, and the unwinding of quantitative easing policies by some central banks.

Yields have shown some volatility, as well. Global central banks played a key role in setting the tone for interest rates in 2018. Overall, rates moved higher, with the 10-Year US Treasury Yield moving from 2.12% to 2.86% over the year. We believe a multitude of events that took shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

For the fiscal year, the Equity Hedge sector posted negative performance. Sector styles, such as Healthcare/Technology and Market Neutral managers were the top performers in the sector, while Energy-oriented and Value -biased managers were the largest detractors for the period.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA EHS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
American Beacon Sound Point Floating Rate Income - Class Y	10.2%
Invesco S&P 500 Equal Weight ETF	6.3%
iShares Micro-Cap ETF	3.6%
iShares Russell 1000 Growth ETF	3.3%
AlphaCentric Income Opportunities Fund - Class I	3.2%
iShares Russell Mid-Cap Growth ETF	3.1%
Semper MBS Total Return Fund - Institutional Class	2.9%
SPDR S&P Emerging Asia Pacific ETF	2.8%
iShares Russell 2000 Growth ETF	2.5%
Invesco China Small Cap ETF	2.5%

* Based on total net assets as of November 30, 2018.

Excludes short-term investments.

Portfolio Composition*

HFRI Equity Hedge (Total Index): Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA EVENT DRIVEN PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2018
	One Year:	Inception:
	11/30/17-11/30/2018	8/18/17–11/30/18*
Class A
With Sales Charge	(6.45)%	(3.11)%
Without Sales Charge	(0.71)%	1.45%
Class C
With Sales Charge	(1.69)%	0.68%
Without Sales Charge	(0.71)%	1.45%
Class I	(0.71)%	1.45%
Class S	(0.51)%	1.61%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2018, is 2.54%, 3.29%, 2.29% and 1.58% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.49% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “event driven” investment strategies. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. The Portfolio will seek to outperform the returns of event driven investment strategies by investing in a variety of asset classes, including currencies, global equities and global fixed income securities. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize event driven strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

The annual period was marked by continued economic expansion in the US, providing a generally favorable environment for distressed markets and M&A activity. The past year saw increased volatility across most asset classes, as investors had to cope with what appeared to be an increasingly hawkish Federal Reserve, slowing Chinese growth, and rising geopolitical risks. A strong job market and fiscal tax cuts in late 2017 helped drive US economic growth, however, expectations of global synchronized growth proved false in 2018. Global equity markets continued to rally in the final months of 2017 only to roll over in the first quarter of 2018. The summer and fall months marked a significant divergence in global equity markets, with portions of the US equity market reaching new highs while developed international and emerging markets continued to fall, largely on concern over trade wars, a strong dollar, and the unwinding of quantitative easing policies by some central banks.

Yields have shown some volatility, as well. Global central banks played a key role in setting the tone for interest rates in 2018. Overall, rates moved higher, with the 10-Year US Treasury Yield moving from 2.12% to 2.86% over the year. We believe a multitude of events that took shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

For the fiscal year, the Event Driven sector ended down. Arbitrage strategies, such as Credit Arbitrage and Merger Arbitrage, were the only positive contributors. The largest detractors were Activists and Special Situations.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA EVENT DRIVEN PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Merger Fund - Investor Class	26.0%
Kellner Merger Fund - Institutional Class	13.6%
High Yield ETF	11.9%
James Alpha Structured Credit Value Portfolio	10.4%
Invesco Global Short Term High Yield Bond ETF	7.1%
IQ Merger Arbitrage ETF	7.0%
VanEck Vectors Fallen Angel High Yield Bond ETF	4.2%
iShares Commodities Select Strategy ETF	1.4%
WisdomTree Japan Hedged SmallCap Equity Fund	1.1%
SPDR Doubleline Total Return Tactical ETF	1.0%

*	Based on total net assets as of November 30, 2018.

Excludes short-term investments.

Portfolio Composition*

HFRI Event-Driven (Total) Index: Investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA FAMILY OFFICE PORTFOLIO

Advised by: James Alpha Advisors LLC, New York, New York

Objective: The Portfolio seeks total return through capital appreciation and/or income, consistent with a reasonable level of risk, as determined by James Alpha Advisor, LLC.

Total Aggregate Return for the Periods Ended November 30, 2018
	One Year:	Inception:
	11/30/17-11/30/2018	6/30/17–11/30/18*
Class A
With Sales Charge	(8.47)%	(2.70)%
Without Sales Charge	(2.90)%	1.44%
Class C
With Sales Charge	(4.64)%	0.80%
Without Sales Charge	(3.68)%	0.80%
Class I	(2.74)%	1.63%
Class S	(1.87)%	2.26%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2018, is 2.58%, 3.33%, 2.33% and 1.13% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.49% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio employs a multi-asset, multi-strategy investment program that seeks to replicate the asset allocation programs of successful family offices. In constructing the investment program, the Manager utilizes asset allocation data of multiple family offices to construct a diversified portfolio across a broad range of assets classes and investment strategies. The asset classes in which the Portfolio may invest can include U.S. and non-U.S. common stocks, U.S. and non-U.S. corporate, government and agency bonds and other debt instruments, real estate and real estate - related assets, such as mortgage-backed securities, asset-backed securities, currencies and commodities (e.g., metals, agricultural, energy, livestock and “soft” commodities such as coffee and sugar). The weighting of each asset class will change over time and new asset classes may be introduced from time to time. The Portfolio may also invest in instruments that provide exposure to hedge fund strategies, such as low-volatility, directional and fund of funds strategies, and in instruments that provide exposure to private equity strategies, such as mezzanine debt and leveraged buyout strategies. The Portfolio expects to achieve exposure to the above-mentioned asset classes primarily through exchange-traded funds (ETFs), mutual funds and closed-end funds (together, underlying funds) but has the ability to gain exposure through direct investment in stocks and bonds, unit investment trusts (UITs), private funds and other pooled investment vehicles, and through derivative instruments. In constructing the Portfolio, the Manager utilizes a three-step process that includes: 1) analyzing the asset allocation data of multiple family offices to produce a target asset allocation weighting, 2) identifying investments or investment vehicles that provide exposure to the desired asset classes, and 3) making tactical adjustments to the target asset allocation weightings to take advantage of current market conditions. Asset allocation weightings will be reassessed quarterly but tactical adjustments may be made more frequently than quarterly. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as ETNs, CLNs and commodity futures and swaps. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%, although the Manager does not currently anticipate that such exposure would exceed 25% of the Portfolio’s total assets.

PORTFOLIO ADVISER COMMENTARY

The past year was marked by increased volatility across most asset classes, as investors had to cope with what appeared to be an increasingly hawkish Federal Reserve, slowing Chinese growth, and rising geopolitical risks. A strong job market and fiscal tax cuts in late 2017 helped drive US economic growth, however, expectations of global synchronized growth proved false in 2018. Global equity markets continued to rally in the final months of 2017 only to roll over in the first quarter of 2018. The summer and fall months marked a significant divergence in global equity markets, with portions of the US equity market reaching new highs while developed international and emerging markets continued to fall, largely on concern over trade wars, a strong dollar, and the unwinding of quantitative easing policies by some central banks.

Yields have shown some volatility, as well. Global central banks played a key role in setting the tone for interest rates in 2018. Overall, rates moved higher, with the 10-Year US Treasury Yield moving from 2.12% to 2.86% over the year. We believe a multitude of events that took shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

At the end of the period, the James Alpha Family Office Portfolio’s underlying family office strategies had allocated roughly 51% of their portfolios to Public Equity, out of which 11% was International and 4% Emerging Markets, negatively impacting performance. Most of their Fixed Income allocation was in the US, at 13%, which was largely flat for the period. The remaining significant allocations were to Private Equity, Hedge Funds, and Real Estate. They maintained around 4% in Cash & Cash Equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA FAMILY OFFICE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Oppenheimer S&P 500 Revenue ETF	7.4%
Invesco FTSE RAFI US 1000 ETF	6.7%
SPDR S&P 500 ETF Trust	6.7%
SPDR Doubleline Total Return Tactical ETF	6.5%
First Trust Dow Jones Select Microcap Index Fund	6.1%
iShares Edge MSCI Min Vol Global ETF	5.5%
PIMCO Active Bond Exchange-Traded Fund	4.0%
High Yield ETF	3.5%
Vanguard Total World Stock ETF	3.1%
PIMCO Enhanced Short Maturity Active	3.0%

*	Based on total net assets as of November 30, 2018.

**	Based on total investments as of November 30, 2018.

Excludes short-term investments.

Portfolio Composition**

The Dow Jones Moderate Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA RELATIVE VALUE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2018
	One Year:	Inception:
	11/30/17-11/30/2018	8/18/17–11/30/18*
Class A
With Sales Charge	(5.15)%	(2.98)%
Without Sales Charge	0.65%	1.60%
Class C
With Sales Charge	(0.35)%	0.82%
Without Sales Charge	0.65%	1.60%
Class I	0.65%	1.60%
Class S	0.85%	1.75%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2018, is 2.52%, 3.27%, 2.27% and 1.58% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.49% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “relative value” investment strategies. Relative value investment strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize relative value investment strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

The past year was marked by increased volatility across most asset classes, as investors had to cope with what appeared to be an increasingly hawkish Federal Reserve, slowing Chinese growth, and rising geopolitical risks. A strong job market and fiscal tax cuts in late 2017 helped drive US economic growth, however, expectations of global synchronized growth proved false in 2018. Global equity markets continued to rally in the final months of 2017 only to roll over in the first quarter of 2018. The summer and fall months marked a significant divergence in global equity markets, with portions of the US equity market reaching new highs while developed international and emerging markets continued to fall, largely on concern over trade wars, a strong dollar, and the unwinding of quantitative easing policies by some central banks.

Yields have shown some volatility, as well. Global central banks played a key role in setting the tone for interest rates in 2018. Overall, rates moved higher, with the 10-Year US Treasury Yield moving from 2.12% to 2.86% over the year. We believe a multitude of events that took shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

For the fiscal year, the Relative Value sector provided solid risk-adjusted performance, though returns were slightly negative. Increased volatility in risky asset classes fueled a rally in high-quality government bonds providing strong performance for Sovereign-style managers. Additionally, a strengthening consumer and housing sector in the US helped the Asset Backed fixed income style, which was the only other positive contributor to performance in the Relative Value sector. Energy and Infrastructure oriented managers were the largest detractors for the period, though their overall weight is small.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA RELATIVE VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio	44.9%
Kellner Merger Fund - Institutional Class	6.2%
American Beacon Sound Point Floating Rate Income - Class Y	5.6%
High Yield ETF	5.1%
Highland/iBoxx Senior Loan ETF	4.5%
Semper MBS Total Return Fund - Institutional Class	3.2%
Invesco Global Short Term High Yield Bond ETF	3.1%
SPDR Nuveen S&P High Yield Municipal Bond ETF	2.9%
SPDR Blackstone / GSO Senior Loan ETF	2.4%
Alerian MLP ETF	2.3%

*	Based on total net assets as of November 30, 2018.

Excludes short-term investments.

Portfolio Composition*

HFRI Relative Value (Total) Index: Investment Managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. RV position may be involved in corporate transactions also, but as opposed to ED exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA TOTAL HEDGE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended November 30, 2018
	One Year:	Inception:
	11/30/17 – 11/30/18	6/30/17 – 11/30/18*
Class A
With Sales Charge	(7.52)%	(2.86)%
Without Sales Charge	(1.90)%	1.28%
Class C
With Sales Charge	(3.63)%	0.66%
Without Sales Charge	(2.66)%	0.66%
Class I	(1.73)%	1.55%
Class S	(1.63)%	1.62%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2018, is 2.44%, 3.19%, 2.19% and 1.62% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.49% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of investment strategies offered by private funds. The private fund investment strategies the returns of which the Portfolio will seek to outperform include “hedged equity,” “event driven,” “macro,” and “relative value” strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. Macro based strategies aim to exploit macro-economic imbalances across the globe. Relative value strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity, event driven, macro and relative value strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

The past year was marked by increased volatility across most asset classes, as investors had to cope with what appeared to be an increasingly hawkish Federal Reserve, slowing Chinese growth, and rising geopolitical risks. A strong job market and fiscal tax cuts in late 2017 helped drive US economic growth, however, expectations of global synchronized growth proved false in 2018. Global equity markets continued to rally in the final months of 2017 only to roll over in the first quarter of 2018. The summer and fall months marked a significant divergence in global equity markets, with portions of the US equity market reaching new highs while developed international and emerging markets continued to fall, largely on concern over trade wars, a strong dollar, and the unwinding of quantitative easing policies by some central banks.

Yields have shown some volatility, as well. Global central banks played a key role in setting the tone for interest rates in 2018. Overall, rates moved higher, with the 10-Year US Treasury Yield moving from 2.12% to 2.86% over the year. We believe a multitude of events that took shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

For the fiscal year, Hedge Fund managers as a group posted negative performance. Equity Hedge and Macro managers were the main detractors from performance as volatility spiked and risky asset classes largely sold off.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA TOTAL HEDGE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
American Beacon Sound Point Floating Rate Income - Class Y	11.6%
Semper MBS Total Return Fund - Institutional Class	9.9%
High Yield ETF	4.8%
Invesco S&P 500 Equal Weight ETF	4.0%
Vanguard Total International Bond ETF	3.0%
Vanguard Total World Stock ETF	3.0%
PIMCO Enhanced Short Maturity Active	2.2%
Kellner Merger Fund - Institutional Class	2.1%
Invesco Global Short Term High Yield Bond ETF	2.0%
Merger Fund - Investor Class	1.9%

*	Based on total net assets as of November 30, 2018.

Excludes short-term investments.

Portfolio Composition*

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of appx. 1,900 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA STRUCTURED CREDIT PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide a high level of risk-adjusted current income and capital appreciation.

Total Aggregate Return for the Period Ended November 30, 2018
Inception:*
8/21/18 – 11/30/18
Class A
With Sales Charge	(4.24)%
Without Sales Charge	1.60%
Class C
With Sales Charge	0.60%
Without Sales Charge	1.60%
Class I	1.50%
Class S	1.60%

*	Inception date is August 14, 2018. Start of performance is August 21, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated August 13, 2018, is 1.76%, 2.51%, 1.51% and 1.06% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.49% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objectives, under normal conditions, by investing at least 80% of the Portfolio’s net assets plus any borrowings for investment purposes in structured credit securities, and in other investments that have economic characteristics similar to such securities. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The use of inverse floaters by the Portfolio creates effective leverage.

The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS. The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Sub-Adviser considers prime loans to represent borrowers with good to excellent credit; the Sub-Adviser considers subprime loans to represent borrowers with a higher risk of default than loans to prime borrowers and therefore carry higher interest rates; and the Sub-Adviser considers Alt-A loans to represent borrowers with a credit risk profile between that of prime and subprime loans. The Portfolio may invest without limit in securitizations backed by loans and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans. The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases.

The Portfolio concentrates its investments (i.e., invests more than 25% of its net assets) in RMBS, CMBS, and other mortgage-related securities (such as CMOs), and treats such investments as investments in a group of industries. The Portfolio may also invest in corporate bonds and other fixed income securities. The Portfolio seeks to minimize interest rate risk by maintaining a short to intermediate average portfolio duration (i.e., within a zero to three (0 to 3) year range), as calculated by the Sub-Adviser, although the Portfolio’s average duration may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Portfolio seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Portfolio may invest. In addition, the Sub-Adviser manages the liquidity of the Portfolio’s holdings at both the individual security level and the portfolio level, using a proprietary technique that attempts to optimize the tradeoff between the yield and liquidity of the portfolio.

In pursuing its objective, the Portfolio may sell securities short from time to time, predominately in conjunction with long positions with similar characteristics for the purposes of hedging or managing interest rate or credit spread risk, or occasionally for exploiting relative value differences between two securities, not for predicting the overall direction of the market. The Portfolio may also employ TBA for these short selling activities. TBA sales are forward-settling sales of agency MBS where the underlying pools of mortgage loans are not known at the time of the original transaction, but are announced just before settlement based on a “cheapest-to-deliver” algorithm. The Portfolio may invest in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions). The Portfolio may invest in such instruments, without limitation, for hedging purposes designed to manage interest rate, credit spread and other risks.

INVESTMENT REVIEW (Continued)

The Portfolio may invest without limit in debt securities that are rated below investment grade (also known as “junk bonds”). The Portfolio does not have a target allocation to investment grade or below investment grade securities, but may invest a significant portion of its assets in non-agency RMBS, which are below investment grade securities. The Sub-Adviser defines investment grade securities as those that are rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), for example, or are rated investment grade by any other Nationally Recognized Statistical Rating Organization (“NRSRO”), or if unrated, determined by the Sub-Adviser to be of comparable quality.

The Portfolio may invest a significant portion of its assets in Rule 144A securities, as a significant portion of current issuance in the ABS and MBS markets are Rule 144A securities. Rule 144A securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”) and can be traded only among large institutional buyers and sellers, including the Portfolio, that meet the requirements of Rule 144A.

The Portfolio employs a value style investing approach that seeks to invest in securities providing undervalued cash flows within markets the Sub-Adviser deems inefficient. When investing Portfolio assets in all types of securities, the Sub-Adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Sub-Adviser employs a comprehensive risk management process tailored to the securities held in the Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities.

The Sub-Adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The Sub-Adviser’s proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Sub-Adviser considers selling securities when such securities have reached their price/valuation targets. The Sub-Adviser may also consider selling securities when the Sub-Adviser believes securities have become overvalued and replacing them with securities the Sub-Adviser believes to be undervalued to seek to offer the Portfolio better relative value and performance expectations. The Sub-Adviser may also sell and replace securities as necessary to rebalance and align the portfolio with its overall risk parameter targets.

PORTFOLIO ADVISER COMMENTARY

The annual period was a tale of two halves in the Structured Credit sector. The first half of 2018 saw most sectors reach peak post-crisis valuations on the back of favorable technicals driven by low net issuance, strong fundamentals led by housing, US unemployment dipping below 4%, and a benign macro backdrop with US equities posting positive returns in the first half of the year. The second half of 2018 was an entirely different affair. The Fed’s quantitative tightening along with four Federal Reserve rate hikes for the year, escalation of trade tensions between US and China, plunging oil prices, Brexit and Italian fiscal-related concerns roiled equity and fixed-income credit markets and caused most risk assets to finish the year in decidedly negative fashion. Against this backdrop, fixed income indices posted disappointing results.

Despite challenging macro conditions and low index returns, there were some positives for Structured Credit during the period as the majority of sectors were able to hold onto their early 2018 excess returns with positive carry offsetting second-half spread-widening. Among new issue sectors, first-loss unrated Credit Risk Transfer floaters posted the best returns, while Investment Grade (IG) M1 tranches benefited from their carry to offset slight spread-widening. Performance across the legacy Residential Mortgage Backed Security (RMBS) sector showed similar patterns to the new issue space, with riskier non-IG sectors such as Alt-A Floaters/Hybrids and Option Adjustable Rate Mortgages outperforming “cleaner” Prime/Alt-A fixed-rate securities. With the yield curve flattening for much of 2018 and the Federal Reserve hiking rates, many investors showed a clear preference for floating rate securities, as subprime floaters posted the best returns in the RMBS space and floating-rate Collateralized Loan Obligations outperformed both investment-grade and high yield corporates. Commercial Mortgage Backed Security (MBS) 2.0/3.0 tranches also bested similar duration IG Corporates with just 22 basis points of spread-widening in 2018 versus 45 basis points for IG Corporates. Short-duration Asset Backed Security tranches benefited from steady credit performance and outperformed similar duration IG Corporates, with 25 basis points less of a spread widening in 2018. Mortgage Backed Securities underperformed equal duration Treasuries, as Agency MBS spreads widened due in part to $150 billion in runoff of the Fed’s MBS holdings in 2018 and what we expect to be runoff of another $200 billion in 2019 due to rising reinvestment caps.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA STRUCTURED CREDIT PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
United States Treasury Bill 1.252%, 3/7/2019	11.2%
United States Treasury Note/Bond 2.625%, 8/31/2020	5.6%
Bayview Commercial Asset Trust 2007-3 2.815%, 7/25/2037	5.5%
VOLT LXXII LLC 4.213%, 10/26/2048	4.9%
United States Treasury Bill 2.183%, 1/22/2019	4.2%
United States Treasury Bill 2.279%, 2/28/2019	4.2%
RFMSI Series 2006-SA3 Trust 5.454%, 9/25/2036	3.5%
AM Capital Funding LLC 4.980%, 12/15/2023	2.8%
Interstar Millennium Series 2006-4H Trust 2.370%, 11/7/2039	2.7%
Security National Mortgage Loan Trust 2005-2 6.213%, 2/25/2036	2.4%

*	Based on total net assets as of November 30, 2018.

Excludes short-term investments.

Portfolio Composition*

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investmen-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS
JAMES ALPHA EHS PORTFOLIO
November 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 59.6%
	BONDS - 0.0%
1	Invesco Chinese Yuan Dim Sum Bond ETF	$21

	EQUITY FUNDS - 22.1%
3	AdvisorShares STAR Global Buy-Write ETF *	92
78	Horizons S&P 500 Covered Call ETF	3,840
3,403	Invesco S&P 500 Equal Weight ETF	345,949
1,392	Invesco S&P 500 Pure Value ETF	90,703
2,096	iShares Micro-Cap ETF	197,401
1,266	iShares Russell 1000 Growth ETF	181,443
173	iShares Russell 1000 Value ETF	21,362
241	iShares Russell 2000 ETF	36,782
736	iShares Russell 2000 Growth ETF	140,399
8	iShares Russell 2000 Value ETF	985
1,343	iShares Russell Mid-Cap Growth ETF	168,184
75	iShares Russell Mid-Cap Value ETF	6,431
2,052	iShares S&P/TSX SmallCap Index ETF	21,707
		1,215,278
	INTERNATIONAL FUNDS - 22.1%
1,317	Columbia India Consumer ETF	57,480
225	Global X MSCI Nigeria ETF	3,836
5,417	Invesco China Small Cap ETF	139,379
44	iShares China Large-Cap ETF	1,849
5,029	iShares Edge MSCI International Momentum Factor	137,957
1,046	iShares Latin America 40 ETF	33,597
96	iShares MSCI All Country Asia ex Japan ETF	6,410
191	iShares MSCI Brazil ETF	7,602
1,753	iShares MSCI EAFE ETF	110,036
1,183	iShares MSCI Frontier 100 ETF	32,651
27	iShares MSCI Germany Small-Cap ETF	1,418
1,125	iShares MSCI Indonesia ETF	27,810
118	iShares MSCI Ireland ETF	4,674
214	iShares MSCI Japan ETF	11,843
252	iShares MSCI Japan Small-Cap ETF	18,260
169	iShares MSCI Peru ETF	5,964
7	iShares MSCI Philippines ETF	223
145	iShares MSCI Poland ETF	3,376
165	iShares MSCI South Africa ETF	8,719
107	iShares MSCI Taiwan ETF	3,563
186	iShares MSCI Thailand ETF	16,039
40	iShares MSCI Turkey ETF	1,050
610	iShares MSCI UAE ETF	8,827
6	iShares MSCI United Kingdom ETF	189
484	iShares MSCI United Kingdom Small-Cap ETF	17,492
72	SPDR EURO STOXX 50 ETF	2,526
1,641	SPDR S&P Emerging Asia Pacific ETF	152,695
1,357	VanEck Vectors Africa Index ETF	27,656
1,208	VanEck Vectors Brazil Small-Cap ETF	24,559
1,193	VanEck Vectors Egypt Index ETF	35,074
530	VanEck Vectors India Small-Cap Index ETF	22,207
265	VanEck Vectors Israel ETF	8,470
1,228	VanEck Vectors Russia ETF	25,113
155	VanEck Vectors Russia Small-Cap ETF	4,766
1,471	VanEck Vectors Vietnam ETF	23,095
817	Vanguard FTSE Emerging Markets ETF	32,427
157	Vanguard Total World Stock ETF	11,164
355	WisdomTree Emerging Markets SmallCap Dividend	15,364
22	WisdomTree Europe SmallCap Dividend Fund	1,249
1	WisdomTree Japan Hedged Quality Dividend Growth	27
915	WisdomTree Japan Hedged SmallCap Equity Fund	38,476
3,170	WisdomTree Middle East Dividend Fund	58,708
3,008	Xtrackers Harvest CSI 300 China A-Shares ETF	70,447
97	Xtrackers MSCI South Korea Hedged Equity ETF	2,529
		1,216,796
	PREFERRED FUND - 1.0%
3,296	Invesco Financial Preferred ETF	57,581

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EHS PORTFOLIO
November 30, 2018

Shares		Value
	SECTOR FUNDS - 14.4%
678	Alerian MLP ETF	$6,475
1,560	AlphaClone Alternative Alpha ETF *	72,712
173	Consumer Discretionary Select Sector SPDR Fund	18,682
28	Energy Select Sector SPDR Fund	1,851
503	First Trust Dow Jones Internet Index Fund *	63,519
3,569	First Trust Financial AlphaDEX Fund	108,676
1,658	Global X China Consumer ETF	23,494
138	Invesco China Real Estate ETF	3,731
242	iShares Core S&P/TSX Capped Composite Index ETF	4,406
41	Invesco DWA Consumer Cyclicals Momentum ETF	2,174
775	Invesco S&P SmallCap Energy ETF	8,882
470	Invesco S&P SmallCap Health Care ETF	60,564
158	Invesco S&P SmallCap Information Technology ETF	12,089
190	iShares North American Tech-Software ETF	35,274
20	iShares Silver Trust *	266
33	iShares U.S. Consumer Services ETF	6,581
11	iShares U.S. Financial Services ETF	1,414
148	iShares U.S. Healthcare Providers ETF	29,601
117	iShares U.S. Medical Devices ETF	25,339
5	iShares US Pharmaceuticals ETF	788
1,279	KraneShares CSI China Internet ETF	55,662
56	Materials Select Sector SPDR Fund	3,058
35	ProShares Short VIX Short-Term Futures ETF *	1,754
2,683	SPDR Bloomberg Barclays Convertible Securities	138,040
8	SPDR Gold Shares *	924
232	SPDR S&P Oil & Gas Exploration & Production ETF	7,612
877	SPDR S&P Regional Banking ETF	48,902
25	SPDR S&P Retail ETF	1,159
95	VanEck Vectors Global Alternative Energry ETF	5,634
19	VanEck Vectors Junior Gold Miners ETF	505
30	VanEck Vectors Rare Earth/Strategic Metals ETF	554
244	VanEck Vectors Semiconductor ETF	23,607
1,570	VanEck Vectors Unconventional Oil & Gas ETF	20,684
		794,613

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,527,935)	3,284,289

	OPEN ENDED FUNDS - 16.2%
14,284	AlphaCentric Income Opportunities Fund - Class I	174,694
55,245	American Beacon Sound Point Floating Rate Income - Class Y	560,739
15,228	Semper MBS Total Return Fund - Institutional Class	160,051
	TOTAL OPEN ENDED FUNDS (Cost - $909,331)	895,484

	SHORT-TERM INVESTMENTS - 23.6%
1,300,597	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.14% ^
	(Cost - $1,300,597)	1,300,597

	TOTAL INVESTMENTS - 99.4% (Cost - $5,737,863)	$5,480,370

	OTHER ASSETS LESS LIABILITIES - 0.6%	32,418

	NET ASSETS - 100.0%	$5,512,788

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EHS PORTFOLIO
November 30, 2018

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Buy:
Japanese Yen	12/28/2018	BNY	6,301,436	$55,642	$(473)
Mexican Peso	12/28/2018	BNY	113,485	5,557	(11)
				$61,199	$(484)

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Sell:
Australian Dollar	12/28/2018	BNY	(25,870)	$(18,900)	$27
British Pound	12/28/2018	BNY	(90,313)	(115,412)	977
Canadian Dollar	12/28/2018	BNY	(24,111)	(18,154)	222
Euro	12/28/2018	BNY	(47,052)	(53,410)	413
				$(205,876)	$1,639

Total Unrealized Appreciation On Forward Currency Contracts					$1,155

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA EVENT DRIVEN PORTFOLIO
November 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 45.1%
	BONDS - 28.2%
35,938	High Yield ETF	$1,256,392
557	Invesco Chinese Yuan Dim Sum Bond ETF	11,970
32,499	Invesco Global Short Term High Yield Bond ETF	746,665
3,795	Invesco Senior Loan ETF	85,995
1,406	iShares Barclays USD Asia High Yield Bond Index	13,793
526	iShares JP Morgan USD Emerging Markets Bond ETF	54,541
775	SPDR Barclays Euro High Yield Bond UCITS ETF	48,225
1,876	SPDR Blackstone / GSO Senior Loan ETF	87,121
2,223	SPDR Doubleline Total Return Tactical ETF	104,837
3,837	VanEck Vectors Emerging Markets High Yield Bond	86,346
16,088	VanEck Vectors Fallen Angel High Yield Bond ETF	441,937
1,056	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	34,795
		2,972,617
	EQUITY FUNDS - 0.9%
1,007	iShares Micro-Cap ETF	94,839
59	ProShares UltraPro S&P 500	2,791
		97,630
	INTERNATIONAL FUNDS - 3.7%
3,208	Invesco China Small Cap ETF	82,542
120	iShares China Large-Cap ETF	5,042
198	iShares Latin America 40 ETF	6,360
347	iShares MSCI Brazil ETF	13,811
147	iShares MSCI Emerging Markets ETF	6,039
1,712	VanEck Vectors Brazil Small-Cap ETF	34,805
2,389	VanEck Vectors Russia ETF	48,855
1,085	VanEck Vectors Russia Small-Cap ETF	33,364
690	WisdomTree Japan Hedged Quality Dividend Growth	18,371
2,709	WisdomTree Japan Hedged SmallCap Equity Fund	113,913
987	Xtrackers Harvest CSI 300 China A-Shares ETF	23,115
		386,217
	PREFERRED FUND - 0.7%
4,231	Invesco Financial Preferred ETF	73,916

	SECTOR FUNDS - 11.6%
88	Consumer Discretionary Select Sector SPDR Fund	9,503
23	First Trust Financial AlphaDEX Fund	701
863	Invesco KBW Property & Casualty ETF	54,369
23,194	IQ Merger Arbitrage ETF *	738,265
67	IQ US Real Estate Small Cap ETF	1,687
4,202	iShares Commodities Select Strategy ETF	147,784
1,035	KraneShares CSI China Internet ETF	45,043
575	ProShares Merger ETF	21,223
125	SPDR Bloomberg Barclays Convertible Securities	6,431
2,621	SPDR S&P Insurance ETF	81,173
13	SPDR S&P Regional Banking ETF	725
1,975	SPDR S&P Retail ETF	91,541
378	Vanguard Real Estate ETF	30,989
		1,229,434

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,970,381)	4,759,814

	OPEN ENDED FUNDS - 50.0%
108,055	James Alpha Structured Credit Value Portfolio * ^	1,097,839
131,763	Kellner Merger Fund - Institutional Class*	1,436,217
160,748	Merger Fund/The - Investor Class	2,743,962
	TOTAL OPEN ENDED FUNDS (Cost - $5,192,541)	5,278,018

	SHORT-TERM INVESTMENTS - 0.7%
68,441	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.14% ^^ (Cost - $68,441)	68,441

	TOTAL INVESTMENTS - 95.8% (Cost - $10,231,363)	$10,106,273

	OTHER ASSETS LESS LIABILITIES - 4.2%	446,069

	NET ASSETS - 100.0%	$10,552,342

*	Non-income producing securities.

^	Affiliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EVENT DRIVEN PORTFOLIO
November 30, 2018

	OPEN RETURN SWAPS - (0.8)%
							Unrealized
Notional				Expiration	Pay/Receive		Appreciation/
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Variable Rate #	(Depreciation)
55,328	MSCI AC World Daily Total Return	52	Goldman Sachs	6/24/2019	Pay	2.3664	$(3,360)
84,515	MSCI AC World Daily Total Return	80	Goldman Sachs	6/24/2019	Pay	2.3664	(5,132)
121,888	MSCI AC World Daily Total Return	124	Goldman Sachs	6/24/2019	Pay	2.6769	1,739
116,076	MSCI Daily Total Return Net EM	244	Goldman Sachs	6/24/2019	Pay	2.5815	—
49,123	MSCI Daily Total Return Gross Europe	5	Goldman Sachs	6/24/2019	Pay	2.3534	(4,181)
148,434	MSCI Pacific Total Return Index	23	Goldman Sachs	6/21/2019	Pay	2.3534	(10,458)
107,199	Russell 2000 Total Return Index	14	Goldman Sachs	11/20/2019	Pay	2.6445	—
643,054	Russell 2000 Total Return Index	83	Goldman Sachs	6/20/2019	Pay	2.5585	—
419,125	S&P 500 Total Return Index	75	Goldman Sachs	6/20/2019	Pay	2.5585	—
1,683,488	Topix Total Return Index	640	Goldman Sachs	6/24/2019	Receive	(0.0413)	(874)
							$(22,266)

The Goldman Sachs HY Synthetic Corporate 5YR Total Return Strategy is comprised of the two following underlying assets. The Markit CDX/NA.HY 5 Year Long Total return Index (“Markit Index”) and The Goldman Sachs 5-year Tresury Futures Index N1 Class B (“Goldman Futures Index”). The Markit Index tracks the performance of selling 5 year credit protection on the relevant on-the-run Markit CDX.NA.HY 5 year CDS contracts and the Goldman Futures Index tracks the excess return performance of a long notional position on a certain contract expiration of a bond future contract, which is “rolled” on a quarterly basis. The Strategy intends to provide exposure to the performance of the two underlying assets.

							Unrealized
Notional				Expiration	Pay/Receive		Appreciation/
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Variable Rate #	(Depreciation)
1,694,296	Goldman Sachs HY Synthetic Corporate 5Y Total Return	11,330	Goldman Sachs	2/5/2019	Pay	2.3861	$(26,652)
667,596	Goldman Sachs HY Synthetic Corporate 5Y Total Return	4,552	Goldman Sachs	2/5/2019	Pay	2.6290	4,634
517,160	Goldman Sachs HY Synthetic Corporate 5Y Total Return	3,458	Goldman Sachs	2/5/2019	Pay	2.3861	(8,135)
827,618	Goldman Sachs HY Synthetic Corporate 5Y Total Return	5,534	Goldman Sachs	2/5/2019	Pay	2.3861	(13,018)
206,559	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,381	Goldman Sachs	2/5/2019	Pay	2.3861	(3,250)
361,258	Goldman Sachs HY Synthetic Corporate 5Y Total Return	2,416	Goldman Sachs	2/5/2019	Pay	2.3861	(5,683)
387,644	Goldman Sachs HY Synthetic Corporate 5Y Total Return	2,592	Goldman Sachs	2/5/2019	Pay	2.3861	(6,098)
							$(58,202)

#	Variable rate is Libor plus 0.10% - 0.42%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA EVENT DRIVEN PORTFOLIO
November 30, 2018

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Buy:
Japanese Yen	12/28/2018	BNY	14,589,867	$128,830	$(1,095)

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Sell:
Australian Dollar	12/28/2018	BNY	(5,830)	$(4,259)	$6
Canadian Dollar	12/28/2018	BNY	(79,003)	(59,486)	729
Euro	12/28/2018	BNY	(192,072)	(218,025)	1,686
Mexican Peso	12/28/2018	BNY	(411,577)	(20,154)	40
				$(301,924)	$2,461

Total Unrealized Appreciation On Forward Currency Contracts					$1,366

*	BNY = Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA FAMILY OFFICE PORTFOLIO
November 30, 2018

Shares		Value
	COMMON STOCK - 0.2%
	AEROSPACE/DEFENSE - 0.1%
30	Boeing Co.	$10,403

	CHEMICALS - 0.1%
125	DowDuPont, Inc.	7,231

	MISCELLANEOUS MANUFACTURING - 0.0%
51	Illinois Tool Works, Inc.	7,092

	SOFTWARE - 0.0%
65	Microsoft Corp.	7,208

	TOTAL COMMON STOCK (Cost - $33,114)	31,934

	EXCHANGE TRADED FUNDS - 97.1%
	BONDS - 22.3%
14,277	High Yield ETF	499,124
70	iShares Barclays USD Asia High Yield Bond Index	687
1,890	iShares Core U.S. Aggregate Bond ETF	198,223
931	iShares iBoxx $ High Yield Corporate Bond ETF	77,832
58	iShares JP Morgan USD Emerging Markets Bond ETF	6,014
778	iShares Short Treasury Bond ETF	85,946
5,600	PIMCO Active Bond Exchange-Traded Fund	568,344
4,239	PIMCO Enhanced Short Maturity Active	429,877
682	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	62,478
1,549	SPDR Bloomberg Barclays High Yield Bond ETF	53,797
19,647	SPDR Doubleline Total Return Tactical ETF	926,552
2,229	Vanguard Total Bond Market ETF	174,174
1,808	Vanguard Total International Bond ETF	99,006
		3,182,054
	EQUITY FUNDS - 40.0%
18,936	First Trust Dow Jones Select Microcap Index Fund	867,269
8,425	Invesco FTSE RAFI US 1000 ETF	955,058
2,186	Invesco S&P 500 Equal Weight ETF	222,229
229	Invesco S&P MidCap 400 Equal Weight ETF	14,539
40	Invesco S&P Spin-Off ETF	1,929
49	iShares Core S&P Mid-Cap ETF	9,202
5,890	iShares Edge MSCI Min Vol USA ETF	332,785
21	iShares Edge MSCI USA Momentum Factor ETF	2,284
5,009	iShares Edge MSCI USA Quality Factor ETF	422,259
973	iShares Micro-Cap ETF	91,637
433	iShares Russell 1000 Value ETF	53,467
735	iShares Russell 2000 Growth ETF	140,209
1,842	iShares Russell Top 200 ETF	118,312
20,443	Oppenheimer S&P 500 Revenue ETF	1,062,831
1,611	ProShares UltraPro S&P 500	76,216
3,460	SPDR S&P 500 ETF Trust	953,749
3,741	SPDR S&P 600 Small CapETF	256,595
1,076	Vanguard Russell 2000 ETF	131,842
		5,712,412
	INTERNATIONAL FUNDS - 20.3%
2,662	Invesco China Small Cap ETF	68,493
26,223	Invesco Global Listed Private Equity ETF	286,617
6,987	iShares Edge MSCI Min Vol Emerging Markets ETF	400,774
9,018	iShares Edge MSCI Min Vol Global ETF	780,869
108	iShares MSCI Emerging Markets ETF	4,437
663	SPDR S&P International Small Cap ETF	20,540
90	Vanguard FTSE All World ex-US Small-Cap ETF	9,176
5,417	Vanguard FTSE All-World ex-US ETF	262,345
4,047	Vanguard FTSE Emerging Markets ETF	160,626
3,419	Vanguard Total International Stock ETF	171,668
6,146	Vanguard Total World Stock ETF	437,042
4,472	WisdomTree International SmallCap Dividend Fund	291,351
		2,893,938
	SECTOR FUNDS - 14.5%
25,012	ELEMENTS Linked to the Rogers International *	129,562
8,636	FlexShares Quality Dividend Index Fund	386,720
5,624	Invesco BuyBack Achievers ETF	332,097

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA FAMILY OFFICE PORTFOLIO
November 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 97.1% (Continued)
	SECTOR FUNDS - 14.5% (Continued)
74	Invesco DB Commodity Index Tracking Fund *	$1,131
54	Invesco DWA Momentum ETF	2,885
7,952	iPath Bloomberg Commodity Index Total Return ETN *	182,498
70	iShares S&P GSCI Commodity Indexed Trust *	1,058
3,981	iShares U.S. Real Estate ETF	325,566
172	Materials Select Sector SPDR Fund	9,393
1,930	SPDR Dow Jones Global Real Estate ETF	91,829
2,692	SPDR Dow Jones International Real Estate ETF	100,035
8,394	VanEck Vectors Natural Resource ETF	292,879
50	Vanguard Global ex-U.S. Real Estate ETF	2,753
2,066	Vanguard Real Estate ETF	169,371
259	Vanguard Total Stock Market ETF	36,611
		2,064,388

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,013,616)	13,852,792

	OPEN ENDED FUNDS - 3.0%
33,126	Leland Thomson Reuters Private Equity Index Fund - Class I (Cost - $421,340)	421,460

	TOTAL INVESTMENTS - 100.3% (Cost - $14,468,070)	$14,306,186

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(37,172)

	NET ASSETS - 100.0%	$14,269,014

*	Non-income producing securities.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 36.3%
	BONDS - 28.7%
32	FinEx Tradable Russian Corporate Bonds UCITS ETF *	$3,542
14,281	High Yield ETF	499,264
25,067	Highland/iBoxx Senior Loan ETF	444,939
253	Invesco Chinese Yuan Dim Sum Bond ETF	5,437
13,398	Invesco Global Short Term High Yield Bond ETF	307,819
9,666	Invesco Senior Loan ETF	219,032
19,810	iShares Barclays USD Asia High Yield Bond Index	194,336
1,299	PIMCO Enhanced Short Maturity Active	131,732
942	SPDR Barclays Euro High Yield Bond UCITS ETF	58,617
5,049	SPDR Blackstone / GSO Senior Loan ETF	234,476
3,564	SPDR Bloomberg Barclays Convertible Securities	183,368
5,207	SPDR Nuveen S&P High Yield Municipal Bond ETF	289,613
7,870	VanEck Vectors Emerging Markets High Yield Bond	177,103
1,103	VanEck Vectors International High Yield Bond ETF	25,876
1,814	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	59,771
		2,834,925
	EQUITY FUNDS - 2.5%
4,962	AdvisorShares STAR Global Buy-Write ETF *	152,110
2,006	Horizons S&P 500 Covered Call ETF	98,756
		250,866
	INTERNATIONAL FUNDS - 0.1%
108	iShares Latin America 40 ETF	3,469
135	VanEck Vectors Brazil Small-Cap ETF	2,744
		6,213
	PREFERRED FUNDS - 0.6%
557	Invesco Variable Rate Preferred ETF	13,117
1,200	iShares US Preferred Stock ETF	42,216
		55,333
	SECTOR FUNDS - 4.4%
23,718	Alerian MLP ETF	226,507
950	Global X China Financials ETF	15,618
1,277	Invesco KBW Property & Casualty ETF	80,451
1,201	ProShares Short VIX Short-Term Futures ETF *	60,182
223	SPDR Gold Shares *	25,765
318	Vanguard Real Estate ETF	26,070
		434,593

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,741,250)	3,581,930

	OPEN ENDED FUNDS - 59.9%
54,627	American Beacon Sound Point Floating Rate Income - Class Y	554,464
435,356	James Alpha Structured Credit Value Portfolio * ^	4,423,217
56,505	Kellner Merger Fund - Institutional Class *	615,908
29,679	Semper MBS Total Return Fund - Institutional Class	311,927
	TOTAL OPEN ENDED FUNDS (Cost - $5,859,514)	5,905,516

	SHORT-TERM INVESTMENTS - 0.3%
29,328	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.14% +
	(Cost - $29,328)	29,328

	TOTAL INVESTMENTS - 96.5% (Cost - $9,630,092)	$9,516,774

	OTHER ASSETS LESS LIABILITIES - 3.5%	345,128

	NET ASSETS - 100.0%	$9,861,902

*	Non-income producing securities.

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

^	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2018

OPEN RETURN SWAPS - 0.6%

							Unrealized
Notional				Expiration	Pay/Receive	Variable	Appreciation/
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	(Depreciation)
(20,504)	MSCI AC World Daily Total Return Gross Index	(21)	Goldman Sachs	10/21/2019	Receivable	Various	$—
(113,911)	MSCI AC World Daily Total Return Gross Index	(116)	Goldman Sachs	10/21/2019	Receivable	2.2000	—
9,825	MSCI Daily Total Return Gross Europe	1	Goldman Sachs	6/24/2019	Pay	2.3534	(834)
35,599	MSCI Daily Total Return Net EM Index	81	Goldman Sachs	6/24/2019	Pay	2.5815	—
64,536	MSCI Pacific Total Return Index	10	Goldman Sachs	6/21/2019	Pay	2.3534	(4,537)
96,651	S&P 500 Total Return Index	18	Goldman Sachs	6/20/2019	Pay	2.5585	—
128,868	S&P 500 Total Return Index	24	Goldman Sachs	6/20/2019	Pay	2.5585	—
11,118,912	TOPIX Total Return Index	4,227	Goldman Sachs	6/24/2019	Pay	(0.0413)	(5,772)
							$(11,143)

The Goldman Sachs HY Synthetic Corporate 5YR Total Return Strategy is comprised of the two following underlying assets. The Markit CDX/NA.HY 5 Year Long Total return Index (“Markit Index”) and The Goldman Sachs 5-year Tresury Futures Index N1 Class B (“Goldman Futures Index”). The Markit Index tracks the performance of selling 5 year credit protection on the relevant on-the-run Markit CDX.NA.HY 5 year CDS contracts and the Goldman Futures Index tracks the excess return performance of a long notional position on a certain contract expiration of a bond future contract, which is “rolled” on a quarterly basis. The Strategy intends to provide exposure to the performance of the two underlying assets.

							Unrealized
Notional				Expiration	Pay/Receive	Variable	Appreciation/
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	(Depreciation)
249,083	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,665	Goldman Sachs	2/5/2019	Pay	2.3861	$(3,918)
258,580	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,729	Goldman Sachs	2/5/2019	Pay	2.3861	(4,067)
620,714	Goldman Sachs HY Synthetic Corporate 5Y Total Return	4,151	Goldman Sachs	2/5/2019	Pay	2.3861	(9,765)
309,839	Goldman Sachs HY Synthetic Corporate 5Y Total Return	2,072	Goldman Sachs	2/5/2019	Pay	2.3861	(4,874)
1,931,078	Goldman Sachs HY Synthetic Corporate 5Y Total Return	12,913	Goldman Sachs	2/5/2019	Pay	2.3861	(30,376)
470,990	Goldman Sachs HY Synthetic Corporate 5Y Total Return	3,149	Goldman Sachs	2/5/2019	Pay	2.3861	(7,409)
358,193	Goldman Sachs HY Synthetic Corporate 5Y Total Return	2,395	Goldman Sachs	2/5/2019	Pay	2.3861	(5,635)
68,984	Goldman Sachs HY Synthetic Corporate 5Y Total Return	470	Goldman Sachs	2/5/2019	Pay	2.6290	479
							$(65,565)

#	Variable rate is Libor plus 0.11% - 0.42%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2018

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Buy:
Japanese Yen	12/28/2018	BNY	10,201,319	90,079	$(766)

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Sell:
Euro	12/28/2018	BNY	(67,771)	$(76,928)	$595

Total Unrealized Depreciation On Forward Currency Contracts					$(171)

*	BNY = Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 62.6%
	BONDS - 23.5%
226	Direxion Daily 20 Year Plus Treasury Bull 3x	$3,731
6	FinEx Tradable Russian Corporate Bonds UCITS ETF *	664
17,753	High Yield ETF	620,645
10,482	Highland/iBoxx Senior Loan ETF	186,056
177	Invesco Chinese Yuan Dim Sum Bond ETF	3,804
11,109	Invesco Global Short Term High Yield Bond ETF	255,229
176	Invesco Senior Loan ETF	3,988
9,111	iShares Barclays USD Asia High Yield Bond Index	89,379
3	iShares Core U.S. Aggregate Bond ETF	315
2,578	iShares iBoxx $ High Yield Corporate Bond ETF	215,521
676	iShares JP Morgan USD Emerging Markets Bond ETF	70,094
2,847	PIMCO Enhanced Short Maturity Active	288,714
2,908	SPDR Barclays Euro High Yield Bond UCITS ETF	180,954
1,611	SPDR Blackstone / GSO Senior Loan ETF	74,815
5,976	SPDR Bloomberg Barclays High Yield Bond ETF	207,546
1,342	SPDR Doubleline Total Return Tactical ETF	63,289
2,474	SPDR Nuveen S&P High Yield Municipal Bond ETF	137,604
4,420	VanEck Vectors Emerging Markets High Yield Bond	99,465
2,705	VanEck Vectors Fallen Angel High Yield Bond ETF	74,306
1,184	VanEck Vectors International High Yield Bond ETF	27,777
418	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	13,773
6,946	Vanguard Total International Bond ETF	380,363
580	WisdomTree Emerging Markets Local Debt Fund	19,343
		3,017,375
	EQUITY FUNDS - 13.0%
2,734	AdvisorShares STAR Global Buy-Write ETF *	83,810
247	Horizons S&P 500 Covered Call ETF	12,160
5,015	Invesco S&P 500 Equal Weight ETF	509,825
1,524	Invesco S&P 500 Pure Value ETF	99,304
2,520	iShares Micro-Cap ETF	237,334
1,386	iShares Russell 1000 Growth ETF	198,642
189	iShares Russell 1000 Value ETF	23,338
477	iShares Russell 2000 ETF	72,800
982	iShares Russell 2000 Growth ETF	187,326
119	iShares Russell 2000 Value ETF	14,644
1,471	iShares Russell Mid-Cap Growth ETF	184,213
82	iShares Russell Mid-Cap Value ETF	7,031
78	iShares S&P Mid-Cap 400 Growth ETF	16,859
2,247	iShares S&P/TSX SmallCap Index ETF	23,770
		1,671,056
	INTERNATIONAL FUNDS - 14.8%
1,443	Columbia India Consumer ETF	62,980
246	Global X MSCI Nigeria ETF	4,194
7,013	Invesco China Small Cap ETF	180,444
143	iShares China Large-Cap ETF	6,009
567	iShares Currency Hedged MSCI EAFE ETF	15,984
5,507	iShares Edge MSCI International Momentum Factor	151,070
24	iShares EURO STOXX Mid UCITS ETF	1,491
1,679	iShares Latin America 40 ETF	53,929
139	iShares MSCI All Country Asia ex Japan ETF	9,281
290	iShares MSCI Australia ETF	6,032
294	iShares MSCI Brazil ETF	11,701
1,919	iShares MSCI EAFE ETF	120,456
19	iShares MSCI Emerging Markets ETF	780
1,337	iShares MSCI Frontier 100 ETF	36,901
30	iShares MSCI Germany Small-Cap ETF	1,575
1,232	iShares MSCI Indonesia ETF	30,455
129	iShares MSCI Ireland ETF	5,110
329	iShares MSCI Japan ETF	18,207
295	iShares MSCI Japan Small-Cap ETF	21,376
73	iShares MSCI Mexico ETF	2,944
185	iShares MSCI Peru ETF	6,529
7	iShares MSCI Philippines ETF	223
159	iShares MSCI Poland ETF	3,701
180	iShares MSCI South Africa ETF	9,511

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 62.6% (Continued)
	INTERNATIONAL FUNDS - 14.8% (Continued)
114	iShares MSCI Taiwan ETF	$3,796
203	iShares MSCI Thailand ETF	17,505
44	iShares MSCI Turkey ETF	1,155
668	iShares MSCI UAE ETF	9,666
1	iShares MSCI United Kingdom ETF	31
530	iShares MSCI United Kingdom Small-Cap ETF	19,154
510	SPDR EURO STOXX 50 ETF	17,891
1,797	SPDR S&P Emerging Asia Pacific ETF	167,211
1,486	VanEck Vectors Africa Index ETF	30,285
1,535	VanEck Vectors Brazil Small-Cap ETF	31,207
1,306	VanEck Vectors Egypt Index ETF	38,396
579	VanEck Vectors India Small-Cap Index ETF	24,260
289	VanEck Vectors Israel ETF	9,238
1,714	VanEck Vectors Russia ETF	35,051
304	VanEck Vectors Russia Small-Cap ETF	9,348
1,611	VanEck Vectors Vietnam ETF	25,293
1,210	Vanguard FTSE Emerging Markets ETF	48,025
5,340	Vanguard Total World Stock ETF	379,727
389	WisdomTree Emerging Markets SmallCap Dividend	16,836
197	WisdomTree Europe SmallCap Dividend Fund	11,188
84	WisdomTree International SmallCap Dividend Fund	5,473
491	WisdomTree Japan Hedged Quality Dividend Growth	13,073
1,353	WisdomTree Japan Hedged SmallCap Equity Fund	56,894
4,835	WisdomTree Middle East Dividend Fund	89,544
3,416	Xtrackers Harvest CSI 300 China A-Shares ETF	80,003
106	Xtrackers MSCI South Korea Hedged Equity ETF	2,764
		1,903,897
	PREFERRED FUND - 0.7%
4,235	Invesco Financial Preferred ETF	73,985
132	Invesco Variable Rate Preferred ETF	3,109
285	iShares US Preferred Stock ETF	10,026
		87,120
	SECTOR FUNDS - 10.6%
5,506	Alerian MLP ETF	52,582
1,708	AlphaClone Alternative Alpha ETF *	79,610
196	Consumer Discretionary Select Sector SPDR Fund	21,166
31	Energy Select Sector SPDR Fund	2,050
1,052	First Asset Active Utility & Infrastructure ETF	8,066
551	First Trust Dow Jones Internet Index Fund *	69,580
4,350	First Trust Financial AlphaDEX Fund	132,458
1,816	Global X China Consumer ETF	25,733
152	Invesco China Real Estate ETF	4,110
47	Invesco DB Agriculture Fund *	813
45	Invesco DWA Consumer Cyclicals Momentum ETF	2,386
574	Invesco KBW Property & Casualty ETF	36,162
848	Invesco S&P SmallCap Energy ETF	9,718
515	Invesco S&P SmallCap Health Care ETF	66,363
173	Invesco S&P SmallCap Information Technology ETF	13,236
410	iPath Bloomberg Coffee Subindex Total Return ETN *	4,715
10	iPath Bloomberg Grains Subindex Total Return ETN *	230
4,195	IQ Merger Arbitrage ETF *	133,527
13	IQ US Real Estate Small Cap ETF	327
265	iShares Core S&P/TSX Capped Composite Index ETF	4,825
136	iShares Global Clean Energy ETF	1,223
130	iShares Global Materials ETF	7,844
3	iShares MBS ETF	310
12	iShares Mortgage Real Estate ETF	523
208	iShares North American Tech-Software ETF	38,615
1,648	iShares S&P GSCI Commodity Indexed Trust *	24,901
242	iShares S&P/TSX Capped Materials Index ETF	2,090
315	iShares S&P/TSX Global Gold Index ETF	2,434
22	iShares Silver Trust *	293
273	iShares STOXX Europe 600 Banks UCITS ETF DE	4,394
36	iShares U.S. Consumer Services ETF	7,179
12	iShares U.S. Financial Services ETF	1,543

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 62.6% (Continued)
	SECTOR FUNDS - 10.6% (Continued)
162	iShares U.S. Healthcare Providers ETF	$32,402
128	iShares U.S. Medical Devices ETF	27,721
1,529	KraneShares CSI China Internet ETF	66,542
62	Materials Select Sector SPDR Fund	3,386
596	ProShares Merger ETF	21,998
57	ProShares Short VIX Short-Term Futures ETF *	2,856
3,830	SPDR Bloomberg Barclays Convertible Securities	197,054
673	SPDR Gold Shares *	77,758
759	SPDR S&P Insurance ETF	23,506
254	SPDR S&P Oil & Gas Exploration & Production ETF	8,334
998	SPDR S&P Regional Banking ETF	55,649
224	SPDR S&P Retail ETF	10,382
104	VanEck Vectors Global Alternative Energry ETF	6,168
21	VanEck Vectors Junior Gold Miners ETF	558
33	VanEck Vectors Rare Earth/Strategic Metals ETF	610
268	VanEck Vectors Semiconductor ETF	25,929
1,719	VanEck Vectors Unconventional Oil & Gas ETF	22,647
132	Vanguard Real Estate ETF	10,821
		1,353,327

	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,507,362)	8,032,775

	OPEN ENDED FUNDS - 28.3%
18,703	Altegris Futures Evolution Strategy Fund - Class I	180,298
146,656	American Beacon Sound Point Floating Rate Income - Class Y	1,488,563
20,105	AQR Managed Futures Strategy Fund - Class I *	168,884
508	Equinox MutualHedge Futures Strategy Fund - Class A *	3,924
25,235	Kellner Merger Fund - Institutional Class *	275,064
14,413	Merger Fund/The - Investor Class	246,036
121,331	Semper MBS Total Return Fund - Institutional Class	1,275,187
	TOTAL OPEN ENDED FUNDS (Cost - $3,688,659)	3,637,956

	SHORT-TERM INVESTMENTS - 7.0%
903,100	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.14% ^
	(Cost - $903,100)	903,100

	TOTAL INVESTMENTS - 97.9% (Cost - $13,099,121)	$12,573,831

	OTHER ASSETS LESS LIABILITES - 2.1%	271,111

	NET ASSETS - 100.0%	$12,844,942

* Non-income producing securities.

^ Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

TOTAL RETURN SWAP - (0.2)%

Unrealized
Loss
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 14,192, with a receivable rate of 2.50% The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on August 2, 2018, and has a term of three years there from unless terminated earlier. (Notional Value $1,400,000)	$(18,739)
$(18,739)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2018

James Alpha Index Swap Top 50 Holdings

		FUTURES CONTRACTS*
			Notional Value		Unrealized
Number of			at November		Appreciation /
Contracts	Open Long Future Contracts	Counterparty	30, 2018	Expiration	(Depreciation)
6	90 Day Bank Accepted Bill Future	Deutsche Bank	1,322,101	6/13/2019	$473
4	3 month Euro (EURIBOR)	Deutsche Bank	1,006,411	6/17/2019	273
6	3 month Sterling	Deutsche Bank	760,217	9/18/2019	(391)
4	3 month Sterling	Deutsche Bank	477,363	9/16/2020	(181)
3	3 year Australian Treasury Bond Future	Deutsche Bank	1,012,427	12/17/2018	(137)
1	10 year Australian Treasury Bond Future	Deutsche Bank	1,018,253	12/17/2018	464
8	Euro-BUND Future	Deutsche Bank	1,295,124	12/6/2018	10,652
5	Eurodollar	Deutsche Bank	1,183,475	12/16/2019	841
4	Eurodollar	Deutsche Bank	1,072,999	12/17/2018	(297)
2	Eurodollar	Deutsche Bank	434,466	6/17/2019	1
5	Euro-OAT Futures	Deutsche Bank	705,465	12/6/2018	5,893
7	Mini Japanese Government Bond Future	Deutsche Bank	99,397,528	12/12/2018	3,191
7	Nikkei 225 (JPY) Future	Deutsche Bank	82,447,609	12/13/2018	25,620
14	Soybeans Future	Deutsche Bank	632,117	1/14/2019	12,466
					58,868

			Notional Value		Unrealized
Number of			at November		Appreciation /
Contracts	Open Short Future Contracts	Counterparty	30, 2018	Expiration	(Depreciation)
(5)	2 year Euro-Schatz Future	Deutsche Bank	(527,245)	3/7/2019	(160)
(4)	2 year Euro-Schatz Future	Deutsche Bank	(439,912)	12/6/2018	(765)
(6)	5 year US Treasury Notes Future	Deutsche Bank	(685,763)	3/29/2019	(795)
(6)	EUR/USD	Deutsche Bank	(834,655)	12/17/2018	21,905
(10)	Eurodollar	Deutsche Bank	(2,458,197)	12/14/2020	(165)
(3)	Eurodollar	Deutsche Bank	(696,591)	9/16/2019	(910)
(2)	Eurodollar	Deutsche Bank	(485,225)	9/13/2021	(1,176)
(5)	Gold	Deutsche Bank	(655,108)	2/26/2019	(2,407)
(6)	JPY/USD	Deutsche Bank	(683,328)	12/17/2018	11,222
(7)	Nikkei 225 Future	Deutsche Bank	(785,195)	12/13/2018	(20,083)
(14)	Soybeans Future	Deutsche Bank	(647,820)	7/12/2019	(12,066)
(10)	Soybeans Future	Deutsche Bank	(466,352)	3/14/2019	(9,474)
					(14,874)

	TOTAL FUTURES CONTRACTS				$43,994

	PURCHASED PUT OPTIONS^*
		Notional Value			Unrealized
		at November		Strike	Appreciation/
Description	Counterparty	30, 2018	Expiration	Price	(Depreciation)
JPY/EUR	Deutsche Bank	323,454	2/26/2019	128.25	5,715
JPY/EUR	Deutsche Bank	277,289	2/8/2019	123.00	(411)
JPY/EUR	Deutsche Bank	223,402	12/13/2018	128.00	1,943
JPY/GBP	Deutsche Bank	192,676	5/10/2019	148.20	3,949
JPY/USD	Deutsche Bank	726,338	2/19/2019	111.75	6,659
JPY/USD	Deutsche Bank	258,763	2/26/2019	112.75	3,523
NOK/EUR	Deutsche Bank	245,935	12/14/2018	9.70	995
USD/AUD	Deutsche Bank	473,516	12/13/2018	0.69	10
USD/AUD	Deutsche Bank	381,232	1/25/2019	0.69	286
TOTAL PURCHASED OPTIONS					22,669

	WRITTEN PUT OPTIONS^*
		Notional Value
		at November		Strike	Unrealized
Description	Counterparty	30, 2018	Expiration	Price	Depreciation
JPY/AUD	Deutsche Bank	(382,150)	2/8/2019	74	(294)
JPY/EUR	Deutsche Bank	(476,581)	1/18/2019	117	(206)
JPY/EUR	Deutsche Bank	(476,581)	2/7/2019	117	(465)
JPY/EUR	Deutsche Bank	(553,353)	12/13/2018	115	—
JPY/EUR	Deutsche Bank	(646,908)	8/27/2019	110.5	(3,605)
JPY/GBP	Deutsche Bank	(222,646)	1/8/2019	134	(695)
JPY/USD	Deutsche Bank	(517,526)	8/27/2019	99	(2,188)
JPY/USD	Deutsche Bank	(1,452,676)	8/19/2018	98	(5,000)
NOK/EUR	Deutsche Bank	(241,780)	12/14/2018	8.9	—
NOK/EUR	Deutsche Bank	(248,926)	2/15/2019	8.9	(5)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2018

	WRITTEN PUT OPTIONS^* (Continued)
		Notional Value
		at November		Strike	Unrealized
Description	Counterparty	30, 2018	Expiration	Price	Depreciation
NOK/USD	Deutsche Bank	(563,323)	3/15/2019	7.4	$(20)
USD/AUD	Deutsche Bank	(919,762)	1/25/2019	0.66	(156)
USD/AUD	Deutsche Bank	(922,255)	12/13/2018	0.65	—
USD/EUR	Deutsche Bank	(562,077)	2/22/2019	1.04	(236)
					(12,870)

	WRITTEN CALL OPTIONS^*
		Notional Value
		at November		Strike	Unrealized
Description	Counterparty	30, 2018	Expiration	Price	Depreciation
GBP/EUR	Deutsche Bank	(286,647)	12/14/2018	0.99	(3)
NOK/EUR	Deutsche Bank	(245,935)	12/14/2018	9.70	(2,149)
					(2,152)

TOTAL WRITTEN OPTIONS					$(15,022)

^	Option transactions are done by notional and not by contracts

			FOREIGN CURRENCY TRANSACTIONS +*
							Unrealized
Settlement	Units to					US Dollar	Appreciation /
Date	Receive/Deliver		Counterparty	In Exchange for		Value	(Depreciation)
To Buy:
1/8/2019	213,400	SEK	Deutsche Bank	2,202,990	EUR	241,590	$306

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities

Currency Abbreivations:

AUD - Australian Dollar	JPY - Japanese Yen	TRY - Turkish New Lira

EUR - Euro	NOK - Norwegian Krone	USD - U.S. Dollar

GBP - British Pound	SEK - Swedish Krona

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2018

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Buy:
Japanese Yen	12/28/2018	BNY	12,450,808	$109,942	$(934)

	Settlement		Local	U.S. Dollar	Unrealized Appreciation/
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	12/28/2018	BNY	(46,971)	$(34,315)	$49
British Pound	12/28/2018	BNY	(103,054)	(131,694)	1,114
Canadian Dollar	12/28/2018	BNY	(31,550)	(23,756)	291
Euro	12/28/2018	BNY	(399,828)	(453,854)	3,509
Mexican Peso	12/28/2018	BNY	(113,183)	(5,542)	11
Swiss Franc	12/28/2018	BNY	(27,222)	(27,320)	(71)
				$(676,481)	$4,903

Total Unrealized Appreciation On Forward Currency Contracts					$3,969

*	BNY- Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
November 30, 2018

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 68.7%
	ASSET BACKED SECURITIES - 68.5%
$94,916	Adjustable Rate Mortgage Trust 2005-10 (a.b)		4.308	1/25/2036	$88,522
381,944	Allegro CLO I Ltd. (a,c)	3 Month LIBOR + 1.22%	3.740	1/30/2026	382,215
116,184	Alternative Loan Trust 1998-4		6.920	8/25/2028	117,375
194,935	Alternative Loan Trust 2004-J8		7.000	8/25/2034	199,098
61,225	Alternative Loan Trust 2005-14 (a)	1 Month LIBOR + 0.21%	2.525	5/25/2035	58,810
1,000,000	AM Capital Funding LLC (c)		4.980	12/15/2023	1,010,126
480,377	Aspen Funding I Ltd.		9.060	7/10/2037	505,897
375,000	Avery Point V CLO Ltd. (a,c)	3 Month LIBOR + 3.10%	5.549	7/17/2026	371,107
204,927	Banc of America Funding 2007-2 Trust		6.000	3/25/2037	44,448
887,694	Bayview Commercial Asset Trust 2007-3 (a,c)	1 Month LIBOR + 0.34%	2.655	7/25/2037	815,231
2,162,553	Bayview Commercial Asset Trust 2007-3 (a,c)	1 Month LIBOR + 0.50%	2.815	7/25/2037	1,955,070
11,798	Bear Stearns ALT-A Trust 2004-11		3.511	11/25/2034	10,383
63,858	Business Loan Express Business Loan Trust 2003-A (a,c)	1 Month LIBOR + 0.95%	3.257	5/15/2029	61,238
500,000	Cascade Funding Mortgage Trust 2018-RM2 (c)		4.000	10/25/2068	455,968
500,000	Cascade Funding Mortgage Trust 2018-RM2 (c)		4.000	10/25/2068	431,457
256,213	Chase Funding Loan Acquisition Trust Series 2004-AQ1 (a)	1 Month LIBOR + 2.93%	5.240	5/25/2034	256,158
890,506	Citigroup Mortgage Loan Trust, Inc. (a,c)	1 Month LIBOR + 0.35%	2.665	2/25/2031	835,885
636,038	Credit Suisse First Boston Mortgage Securities Corp.		5.500	10/25/2033	636,007
212,013	Credit Suisse First Boston Mortgage Securities Corp.		5.500	10/25/2033	211,757
283,383	Credit-Based Asset Servicing & Securitization LLC (a)	1 Month LIBOR + 1.10%	3.415	4/25/2032	284,673
300,000	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4		6.000	8/25/2034	302,671
85,097	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-3		5.750	7/25/2035	86,369
295,000	EdLinc Student Loan Funding Trust 2012-1 (a,c)	1 Month LIBOR + 4.24%	6.555	11/26/2040	343,197
82,275	EquiFirst Mortgage Loan Trust 2003-2 (a)	1 Month LIBOR + 1.13%	3.435	9/25/2033	80,949
691,877	Financial Asset Securities Corp AAA Trust 2005-1 (a,c)	1 Month LIBOR + 0.38%	2.717	2/27/2035	658,451
549,953	Financial Asset Securities Corp AAA Trust 2005-1 (a,c)	1 Month LIBOR + 0.41%	2.747	2/27/2035	523,547
40,579	GMACM Mortgage Loan Trust 2005-AR3		4.102	6/19/2035	38,717
56,627	GSMSC Pass-Through Trust 2008-2R (c)		7.500	10/25/2036	40,130
90,873	Impac CMB Trust Series 2004-7 (a)	1 Month LIBOR + 1.80%	4.115	11/25/2034	89,731
308,205	Impac CMB Trust Series 2005-2 (a)	1 Month LIBOR + 0.80%	3.115	4/25/2035	296,397
232,066	Impac CMB Trust Series 2005-6 (a)	1 Month LIBOR + 1.13%	3.440	10/25/2035	218,723
1,431,660	Interstar Millennium Series 2006-4H Trust (a)	BBSW1M + 0.50%	2.370	11/7/2039	973,480
305,855	JP Morgan Alternative Loan Trust (a)	1 Month LIBOR + 7.15%	4.835	12/25/2035	75,692
200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-FL7 (a,c)	1 Month LIBOR + 3.75%	6.057	5/15/2028	197,542
44,468	Lehman Structured Securities Corp. (c)		0.000	7/26/2024	28,626
782,832	MASTR Adjustable Rate Mortgages Trust 2003-6		3.634	12/25/2033	742,780
55,715	MASTR Adjustable Rate Mortgages Trust 2007-2 (a)	1 Month LIBOR + 0.15%	2.465	3/25/2047	51,400
76,586	MASTR Alternative Loan Trust 2003-7		6.500	12/25/2033	80,440
64,070	MASTR Alternative Loan Trust 2004-6		6.000	7/25/2034	65,422
111,017	MASTR Alternative Loan Trust 2004-7		6.000	6/25/2034	111,403
132,222	MASTR Alternative Loan Trust 2007-1		0.000	10/25/2036	89,580
41,919	MASTR Asset Securitization Trust 2004-1		5.500	2/25/2034	41,368
689,786	Morgan Stanley ABS Capital I Inc Trust 2004-HE1 (a)	1 Month LIBOR + 0.74%	3.055	1/25/2034	670,250
507,596	Morgan Stanley Dean Witter Capital I Inc Trust 2003-HYB1		3.795	3/25/2033	499,825
658,281	Morgan Stanley Mortgage Loan Trust 2004-6AR (a)	1 Month LIBOR + 2.48%	4.790	7/25/2034	665,931
84,145	Morgan Stanley Mortgage Loan Trust 2004-8AR		4.356	10/25/2034	85,500
5,491,619	Morgan Stanley Mortgage Loan Trust 2006-1AR		1.238	2/25/2036	97,019
453,394	MortgageIT Trust 2004-2 (a)	1 Month LIBOR + 3.23%	5.540	12/25/2034	460,009
114,747	Option One Mortgage Accept Corp Asset Back Certs Ser 2003 5 (a)	1 Month LIBOR + 0.98%	3.290	8/25/2033	111,928
46,241	Option One Mortgage Loan Trust 2002-3 (a)	1 Month LIBOR + 0.50%	2.815	8/25/2032	45,489
56,577	PHEAA Student Loan Trust 2015-1 (a,c)	1 Month LIBOR + 0.60%	2.915	10/25/2041	56,031
400,000	Progress Residential 2018-SFR3 Trust (c)		4.873	10/17/2035	400,326
125,204	RALI Series 2004-QS16 Trust		5.000	12/25/2019	125,641
201,121	RBSSP Resecuritization Trust 2009-1 (c)		6.000	8/26/2035	181,117
425,657	Resecuritization Pass-Through Trust 2005-8R		6.000	10/25/2034	424,759
471,080	RFMSI Series 2003-S11 Trust		5.000	6/25/2055	471,315
1,684,226	RFMSI Series 2006-SA3 Trust		5.454	9/25/2036	1,248,148
852,172	Security National Mortgage Loan Trust 2005-2 (c)		6.213	2/25/2036	864,747
80,445	Structured Asset Investment Loan Trust 2006-BNC2 (a)	1 Month LIBOR + 0.16%	2.475	5/25/2036	75,831
386,008	Structured Asset Mortgage Investments II Trust 2004-AR5		3.441	10/19/2034	339,849
234,478	Structured Asset Securities Corp. (c)		4.846	5/25/2043	72,190
172,324	Structured Asset Securities Corp. Mortgage Loan Trust 2002-9 (a)	1 Month LIBOR + 0.60%	2.915	10/25/2027	170,393
146,738	Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL		3.450	2/25/2032	143,938
200,000	Velocity Commercial Capital Loan Trust 2015-1 (c)		5.280	6/25/2045	202,216
405,874	VOLT LXIV LLC (c)		3.375	10/25/2047	403,230
474,599	VOLT LXX LLC (c)		4.115	9/25/2048	474,410
1,731,577	VOLT LXXII LLC (c)		4.213	10/26/2048	1,736,652
88,942	WaMu Mortgage Pass-Through Certificates Series 2006-AR11 Trust (a)	COF 11 + 1.50%	2.518	9/25/2046	89,105
112,994	Wells Fargo Home Equity Asset-Backed Securities 2005-3 Trust (a)	1 Month LIBOR + 0.46%	2.775	12/25/2035	113,235
81,429	Wells Fargo Mortgage Backed Securities 2004-I Trust		4.326	7/25/2034	83,005
201,212	Wells Fargo Mortgage Backed Securities 2005-16 Trust		5.750	12/25/2035	212,746
	TOTAL ASSET BACKED SECURITIES				24,392,875

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO (Continued)
November 30, 2018

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 68.7%(Continued)
	BANKS - 0.2%
$169,000	Morgan Stanley (a)	(4*(USISDA30-USISDA02))	0.8080	2/28/2034	$95,063

	TOTAL BONDS AND NOTES (Cost - $24,264,999)				24,487,938

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.9%
	U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 1.3%
421,251	Freddie Mac Structured Pass-Through Certificates		3.253	10/25/2044	421,369
41,548	FREMF 2012-K707 Mortgage Trust (c)		4.003	1/25/2047	41,458
208,433	Government National Mortgage Association		0.959	4/16/2053	6,251
					469,078
	U.S. TREASURY OBLIGATIONS - 5.6%
2,000,000	United States Treasury Note		2.625	8/31/2020	1,993,477

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $2,463,645)				2,462,555

			Discount Rate
			(%)	Maturity
	SHORT-TERM INVESTMENTS - 32.7%
	U.S. TREASURY OBLIGATIONS - 19.6%
1,500,000	United States Treasury Bill		2.183%	1/22/2019	1,495,260
1,500,000	United States Treasury Bill		2.279%	2/28/2019	1,491,617
4,000,000	United States Treasury Bill		1.252%	3/7/2019	3,975,730
					6,962,607
Shares
	MONEY MARKET FUND - 13.1%
4,665,568	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.14% ^				4,665,568

	TOTAL SHORT-TERM INVESTMENTS (Cost -$11,628,562)				11,628,175

	TOTAL INVESTMENTS - 108.3% (Cost - $38,357,206)				$38,578,668

	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.3)%				(2,948,314)

	NET ASSETS - 100.0%				$35,630,354

^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2018.

(b)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2018, these securities amounted to $12,542,167 or 35.2% of net assets.

BBSW - Bank Bill Swap Rate COF - Cost of Funds USISDA30 - 30 Year Swap USISDA02 - 2 Year Swap LIBOR - London Interbank offered rate

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO (Continued)
November 30, 2018

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Depreciation
To Sell:
Australian Dollar	11/8/2019	BNY	(1,100,000)	$(808,518)	$(3,868)

Total Unrealized Depreciation On Forward Currency Contracts					$(3,868)

*	BNY = Bank of New York

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2018

	James Alpha		James Alpha		James Alpha	James Alpha		James Alpha	James Alpha
	EHS		Event Driven		Family Office	Relative Value		Total Hedge	Structured Credit
	Portfolio		Portfolio		Portfolio	Portfolio		Portfolio	Portfolio
Assets:
Investments in securities, at cost	$5,737,863		$10,231,363		$14,468,070	$9,630,092		$13,099,121	$38,357,206
Total Investments, at value	5,480,370		10,106,273		14,306,186	9,516,774		12,573,831	38,578,668
Cash	—		—		—	—		—	117,491
Foreign Cash ($0, $0, $0, $0, $21 and $5,200)	—		—		—	—		21	5,272
Deposit at Broker for Swaps	—		440,000		—	320,000		281,500	—
Unrealized appreciation on forward currency exchange contracts	1,639		2,461		—	595		4,974	—
Receivable for securities sold	36,952		106,121		211,057	117,200		—	74,278
Receivable for open swaps			20,414		—	3,443		—
Receivable for fund shares sold	—		—		14,317	—		17,474	31,375
Interest and dividends receivable	5,278		51		179	4,783		13,156	80,496
Receivable from manager	—		73		—	—		2,706	10,800
Prepaid expenses and other assets	14,559		14,109		12,947	11,948		13,992	5,182
Total Assets	5,538,798		10,689,502		14,544,686	9,974,743		12,907,654	38,903,562

Liabilities:
Payable for securities purchased	—		—		—	—		—	3,168,276
Cash Overdraft ($0, $829, $194,391, $213, $0 and $0)	—		829		194,176	213		—	—
Payable for fund shares redeemed	1,679		31,078		54,725	11,993		22,678	80,814
Unrealized depreciation on swaps	—		80,468		—	76,708		18,739	—
Interest Payable	—		—		—	—		—	—
Custody fees payable	3,514		4,016		3,406	3,631		1,141	4,768
Administration fees payable	650		1,406		1,863	1,152		1,678	3,731
Supervisory fee payable	1,253		1,253		1,331	1,253		1,331	1,287
Unrealized depreciation on forward currency exchange contracts	484		1,095		—	766		1,005	3,868
Payable to manager	733		—		1,451	16		—	—
Trustee fees payable	198		245		368	297		299	—
Payable for distribution (12b-1) fees	9		—		115	—		101	—
Accrued expenses and other liabilities	17,490		16,770		18,237	16,812		15,740	10,464
Total Liabilities	26,010		137,160		275,672	112,841		62,712	3,273,208

Net Assets	$5,512,788		$10,552,342		$14,269,014	$9,861,902		$12,844,942	$35,630,354

Net Assets:
Par value of shares of beneficial interest	$5,315		$10,407		$13,898	$9,694		$12,673	$35,064
Paid in capital	5,581,921		10,660,177		14,686,228	9,815,900		13,207,913	35,135,993
Accumulated earnings	(74,448)		(118,242)		(431,112)	36,308		(375,644)	459,297
Net Assets	$5,512,788		$10,552,342		$14,269,014	$9,861,902		$12,844,942	$35,630,354

Net Asset Value Per Share
Class A
Net Assets	$10		$10		$65,253	$10		$50,015	$18,812
Shares of beneficial interest outstanding	1		1		6,424	1		4,954	1,852
Net asset value (a)	$10.37	(c)	$10.12	(c)	$10.16	$10.15	(c)	$10.10	$10.16
Offering price per share	$11.00		$10.74		$10.78	$10.77		$10.72	$10.78
(maximum sales charge of 5.75%)

Class C
Net Assets	$5,454		$10		$126,029	$10		$39,290	$10
Shares of beneficial interest outstanding	531		1		12,490	1		3,915	1
Net asset value/offering price per share (b)	$10.27		$10.12	(c)	$10.09	$10.15	(c)	$10.04	$10.16	(c)

Class I
Net Assets	$208,987		$203,758		$214,022	$204,060		$4,523,023	$1,007,084
Shares of beneficial interest outstanding	20,161		20,134		21,016	20,111		446,417	99,207
Net asset value/offering price per share (a)	$10.37		$10.12		$10.18	$10.15		$10.13	$10.15

Class S
Net Assets	$5,298,337		$10,348,564		$13,863,710	$9,657,822		$8,232,614	$34,604,448
Shares of beneficial interest outstanding	$510,795		$1,020,531		$1,349,903	$949,240		$812,005	$3,405,339
Net asset value/offering price per share (a)	$10.37		$10.14		$10.27	$10.17		$10.14	$10.16

(a)	Redemption price per share. Each Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	Doesn’t recalculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year or Period Ended November 30, 2018

	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha
	EHS	Event Driven	Family Office	Relative Value	Total Hedge	Structured Credit
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$117,930	$289,810	$292,388	$345,995	$242,494	$—
Interest income	8,450	1,798	5,813	2,832	3,562	293,848
Interest income from Affiliates	357	293	465	202	341	—
Less: Foreign withholding taxes	(134)	(7)	—	(2)	(238)	—
Total Investment Income	126,603	291,894	298,666	349,027	246,159	293,848

Operating Expenses:
Management fees	52,697	111,585	148,478	92,297	84,951	98,295
Custodian fees	26,650	35,484	27,089	32,857	41,696	7,170
Administration fees	12,513	22,162	24,098	18,327	19,558	13,208
Supervisory fees	15,002	15,002	15,002	15,002	15,002	5,360
Registration fees	16,779	13,912	15,309	13,693	15,119	670
Printing and postage expense	11,020	7,912	8,693	4,224	6,514	17,644
Shareholder servicing fee	7,037	13,134	14,284	10,769	7,394	274
Legal fees	855	9,253	10,662	8,172	6,649	2,451
Audit fees	1,030	1,280	2,431	1,030	431	6,652
Trustees’ fees	579	1,446	1,463	1,200	782	1,244
Distribution (12b-1) fees
Class A Shares	—	—	117	—	128	—
Class C Shares	56	—	994	—	311	—
Compliance officer fees	629	1,670	1,560	1,316	739	336
Insurance expense	30	57	70	45	62	—
Miscellaneous expenses	3,000	3,000	3,000	3,000	6,500	1,822
Total Operating Expenses	147,877	235,897	273,250	201,932	205,836	155,126

Less: Expenses waived	(18,206)	(1,307)	(1,074)	(1,524)	(18,473)	(824)
Waived management fees - Class S	(50,479)	(109,522)	(144,134)	(90,255)	(65,416)	(48,614)
Total Waivers	(68,685)	(110,829)	(145,208)	(91,779)	(83,889)	(49,438)

Net Operating Expenses	79,192	125,068	128,042	110,153	121,947	105,688

Net Investment Income	47,411	166,826	170,624	238,874	124,212	188,160

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	138,791	11,949	(412,437)	(43,916)	56,069	37,341
Swaps	—	(60,818)	—	45,152	—	—
Net realized gain (loss)	138,791	(48,869)	(412,437)	1,236	56,069	37,341

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign currency translations	(289,004)	(137,524)	(256,814)	(104,090)	(547,424)	217,666
Swaps	—	(80,468)	—	(76,708)	(18,739)	—
Net change in unrealized appreciation (depreciation)	(289,004)	(217,992)	(256,814)	(180,798)	(566,163)	217,666
Net Realized and Unrealized Gain/(Loss) on investments	(150,213)	(266,861)	(669,251)	(179,562)	(510,094)	255,007

Net Increase (Decrease) in Net Assets Resulting From Operations	$(102,802)	$(100,035)	$(498,627)	$59,312	$(385,882)	$443,167

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha EHS Portfolio		James Alpha Event Driven Portfolio		James Alpha Family Office Portfolio

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	November 30, 2018	November 30, 2017 (a)	November 30, 2018	November 30, 2017 (a)	November 30, 2018	November 30, 2017 (b)
Operations:
Net investment income (loss)	$47,411	$(372)	$166,826	$7,472	$170,624	$(8,640)
Net realized gain (loss) on investments	138,791	20,707	(48,869)	6,740	(412,437)	13,221
Net change in unrealized appreciation (depreciation) on investments	(289,004)	32,666	(217,992)	13,800	(256,814)	94,930
Net increase (decrease) in net assets resulting from operations	(102,802)	53,001	(100,035)	28,012	(498,627)	99,511

Distributions to Shareholders:
Total Distributions*:
Class I	(1,688)	—	(1,358)	—	(1,084)	—
Class A	0 **	—	0 **	—	(14)	—
Class C	(41)	—	0 **	—	(233)	—
Class S	(23,007)	—	(44,932)	—	(30,977)	—
Total Dividends and Distributions to Shareholders	(24,736)	—	(46,290)	—	(32,308)	—

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	—	200,010	—	200,010	9,750	200,010
Class A	—	10	—	10	64,443	3,241
Class C	5,529	10	—	10	45,400	106,943
Class S	7,048,757	2,642,523	11,875,979	5,814,483	13,755,223	4,844,573
Reinvestment of dividends and distributions
Class I	1,688	—	1,358	—	1,084	—
Class A	0 **	—	0 **	—	15	—
Class C	41	—	0 **	—	233	—
Class S	21,508	—	40,503	—	27,482	—
Redemption fee proceeds
Class S	—	—	—	—	—	103
Cost of shares redeemed
Class C	—	—	—	—	(13,200)	(10,203)
Class S	(4,317,064)	(15,687)	(7,222,275)	(39,423)	(4,284,948)	(49,711)
Net increase in net assets from share transactions of beneficial interest	2,760,459	2,826,866	4,695,565	5,975,090	9,605,482	5,094,956

Total Increase in Net Assets	2,632,921	2,879,867	4,549,240	6,003,102	9,074,547	5,194,467

Net Assets:
Beginning of period	2,879,867	—	6,003,102	—	5,194,467	—
End of period***	$5,512,788	$2,879,867	$10,552,342	$6,003,102	$14,269,014	$5,194,467

(a)	James Alpha EHS and James Alpha Event Driven commenced operations on August 18, 2017.

(b)	James Alpha Family Office commenced operations on June 30, 2017

*	Distributions from net investment income and net realized capital gains would be combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Less than $1.00.

***	Net Assets - End of Year includes distributions in excess of net investment income of $1,030 for EHS, $8,340 for Event Driven and $(6) for Family Office as of November 30, 2017.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

					James Alpha
					Structured Credit
	James Alpha Relative Value Portfolio		James Alpha Total Hedge Portfolio		Portfolio

	Year Ended	Period Ended	Year Ended	Period Ended	Period Ended
	November 30, 2018	November 30, 2017 (a)	November 30, 2018	November 30, 2017 (b)	November 30, 2018 (c)

Operations:
Net investment income	$238,874	$13,789	$124,212	$3,006	$188,160
Net realized gain (loss) on investments	1,236	682	56,069	7,470	37,341
Net change in unrealized appreciation (depreciation) on investments	(180,798)	(9,399)	(566,163)	26,103	217,666
Net increase (decrease) in net assets resulting from operations	59,312	5,072	(385,882)	36,579	443,167

Distributions to Shareholders:
Total Distributions*:
Class I	(1,112)	—	(4,625)	—	—
Class A	0 **	—	(415)	—	—
Class C	0 **	—	(84)	—	—
Class S	(27,203)	—	(21,217)	—	—
Total Dividends and Distributions to Shareholders	(28,315)	—	(26,341)	—	—

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	—	200,010	4,143,792	500,010	1,000,010
Class A	—	10	—	49,926	18,813
Class C	—	10	25,000	15,112	10
Class S	11,410,822	4,115,882	10,586,216	1,752,425	40,502,869
Reinvestment of dividends and distributions
Class I	1,112	—	4,625	—	—
Class A	0 **	—	416	—	—
Class C	0 **	—	84	—	—
Class S	24,711	—	18,084	—	—
Redemption fee proceeds
Class I	—	—	—	—	155
Class S	—	—	—	—	16,695
Cost of shares redeemed
Class I	—	—	(1,903)	—	—
Class S	(5,915,187)	(11,537)	(3,859,063)	(14,138)	(6,351,365)
Net increase in net assets from share transactions of beneficial interest	5,521,458	4,304,375	10,917,251	2,303,335	35,187,187

Total Increase in Net Assets	5,552,455	4,309,447	10,505,028	2,339,914	35,630,354

Net Assets:
Beginning of period	4,309,447	—	2,339,914	—	—
End of period***	$9,861,902	$4,309,447	$12,844,942	$2,339,914	$35,630,354

(a)	James Alpha Relative Value commenced operations on August 18, 2017.

(b)	James Alpha Total Hedge commenced operations on June 30, 2017.

(c)	James Alpha Structured Credit commenced operations on August 14, 2018.

*	Distributions from net investment income and net realized capital gains would be combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Less than $1.00.

***	Net Assets - End of Year includes distributions in excess of net investment income of $13,385 for Relative Value, $2,867 for Total Hedge as of November 30, 2017.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha EHS Portfolio
	Class A			Class C
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.58	$10.00		$10.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.08	0.01		— **	(0.05)
Net realized and unrealized gain	(0.21)	0.57		(0.23)	0.63
Total from investment operations	(0.13)	0.58		(0.23)	0.58
Dividends and Distributions:
Dividends from net investment income	(0.04)	—		(0.04)	—
Distributions from realized gains	(0.04)	—		(0.04)	—
Total dividends and distributions	(0.08)	—		(0.08)	—
Net Asset Value, End of Period	$10.37	$10.58		$10.27	$10.58
Total Return*	(1.20)%	5.80%		(2.22)%	5.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0 ***	$0	***	$5	$0	***
Ratio of gross operating expenses to average net assets (3)	3.24%	24.52	% (5)	3.96%	11.42	% (5)
Ratio of net operating expenses to average net assets (3)	1.74%	1.74	% (5)	2.49%	2.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	0.74%	0.34	% (5)	0.02%	(1.68	)% (5)
Portfolio Turnover Rate	181%	125	% (4)	181%	125	% (4)

	James Alpha EHS Portfolio
	Class I			Class S
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.58	$10.00		$10.59	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.11	—	**	0.10	—	**
Net realized and unrealized gain	(0.24)	0.58		(0.24)	0.59
Total from investment operations	(0.13)	0.58		(0.14)	0.59
Dividends and Distributions:
Dividends from net investment income	(0.04)	—		(0.04)	—
Distributions from realized gains	(0.04)	—		(0.04)	—
Total dividends and distributions	(0.08)	—		(0.08)	—
Net Asset Value, End of Period	$10.37	$10.58		$10.37	$10.59
Total Return*	(1.20)%	5.80%		(1.30)%	5.90%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$209	$212		$5,298	$2,668
Ratio of gross operating expenses to average net assets (3)	2.99%	17.28	% (5)	2.79%	7.83	% (5)
Ratio of net operating expenses to average net assets (3)	1.49%	1.49	% (5)	1.49%	1.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	0.99%	0.12	% (5)	0.90%	(0.15	)% (5)
Portfolio Turnover Rate	181%	125	% (4)	181%	125	% (4)

(1)	The Funds commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Event Driven Portfolio
	Class A			Class C
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.26	$10.00		$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.13	0.03		0.14	(0.01)
Net realized and unrealized gain (loss)	(0.21)	0.23		(0.22)	0.27
Total from investment operations	(0.08)	0.26		(0.08)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.05)	—		(0.05)	—
Distributions from realized gains	(0.01)	—		(0.01)	—
Total dividends and distributions	(0.06)	—		(0.06)	—
Net Asset Value, End of Period	$10.12	$10.26		$10.12	$10.26
Total Return*	(0.71)%	2.60%		(0.71)%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0 **	$0	**	$0 **	$0	**
Ratio of gross operating expenses to average net assets (3)	2.39%	17.75	% (5)	3.14%	5.80	% (5)
Ratio of net operating expenses to average net assets (3)	1.74%	1.74	% (5)	2.49%	2.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.26%	1.03	% (5)	1.36%	0.34	% (5)
Portfolio Turnover Rate	221%	101	% (4)	221%	101	% (4)

	James Alpha Event Driven Portfolio
	Class I			Class S
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.26	$10.00		$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.13	0.03		0.15	0.03
Net realized and unrealized gain	(0.21)	0.23		(0.21)	0.23
Total from investment operations	(0.08)	0.26		(0.06)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.05)	—		(0.05)	—
Distributions from realized gains	(0.01)	—		(0.01)	—
Total dividends and distributions	(0.06)	—		(0.06)	—
Redemption Fees
Net Asset Value, End of Period	$10.12	$10.26		$10.14	$10.26
Total Return*	(0.71)%	2.60%		(0.51)%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$204	$205		$10,349	$5,798
Ratio of gross operating expenses to average net assets (3)	2.14%	11.16	% (5)	2.11%	4.99	% (5)
Ratio of net operating expenses to average net assets (3)	1.49%	1.49	% (5)	1.11%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	1.25%	1.05	% (5)	1.50%	1.15	% (5)
Portfolio Turnover Rate	221%	101	% (4)	221%	101	% (4)

(1)	The Funds commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Family Office
	Class A				Class C
	For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,		November 30,
	2018		2017 (1)		2018		2017 (1)

Net Asset Value, Beginning of Period	$10.51		$10.00		$10.50		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.04		(0.10)		(0.02)		(0.11)
Net realized and unrealized gain	(0.34)		0.61		(0.37)		0.61
Total from investment operations	(0.30)		0.51		(0.39)		0.50
Dividends and Distributions:
Dividends from net investment income	(0.05)		—		(0.02)		—
Distributions from realized gains	(0.00	) **	—		(0.00	) **	—
Total dividends and distributions	(0.05)		—		(0.02)		—
Net Asset Value, End of Period	$10.16		$10.51		$10.09		$10.50
Total Return*	(2.90)%		5.10%		(3.68)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$65		$3		$126		$99
Ratio of gross operating expenses to average net assets (3)	2.38%		3.85	% (5)	3.26%		5.30	% (5)
Ratio of net operating expenses to average net assets (3)	1.82%		2.75	% (5)	2.83%		3.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	0.38%		(2.23	)% (5)	(0.15)%		(2.55	)% (5)
Portfolio Turnover Rate	167%		75	% (4)	167%		75	% (4)

	James Alpha Family Office
	Class I				Class S
	For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,		November 30,
	2018		2017 (1)		2018		2017 (1)

Net Asset Value, Beginning of Period	$10.52		$10.00		$10.52		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.09		(0.03)		0.15		(0.07)
Net realized and unrealized gain	(0.38)		0.55		(0.35)		0.59
Total from investment operations	(0.29)		0.52		(0.20)		0.52
Dividends and Distributions:
Dividends from net investment income	(0.05)		—		(0.05)		—
Distributions from realized gains	(0.00	) **	—		(0.00	) **	—
Total dividends and distributions	(0.05)		—		(0.05)		—
Redemption Fees	—		—		—		0.00	**
Net Asset Value, End of Period	$10.18		$10.52		$10.27		$10.52
Total Return*	(2.74)%		5.20%		(1.87)%		5.20%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$214		$210		$13,864		$4,882
Ratio of gross operating expenses to average net assets (3)	2.23%		20.93	% (5)	2.19%		4.06	% (5)
Ratio of net operating expenses to average net assets (3)	1.82%		2.50	% (5)	1.00%		2.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	0.86%		(0.74	)% (5)	1.40%		(1.49	)% (5)
Portfolio Turnover Rate	167%		75	% (4)	167%		75	% (4)

(1)	James Alpha Family Office commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Relative Value Portfolio
	Class A			Class C
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.14	$10.00		$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.25	0.06		0.25	0.05
Net realized and unrealized gain (loss)	(0.18)	0.08		(0.18)	0.09
Total from investment operations	0.07	0.14		0.07	0.14
Dividends and Distributions:
Dividends from net investment income	(0.06)	—		(0.06)	—
Total dividends and distributions	(0.06)	—		(0.06)	—
Net Asset Value, End of Period	$10.15	$10.14		$10.15	$10.14
Total Return*	0.65%	1.40%		0.65%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0 **	$0	**	$0 **	$0	**
Ratio of gross operating expenses to average net assets (3)	2.50%	18.36	% (5)	3.26%	7.98	% (5)
Ratio of net operating expenses to average net assets (3)	1.74%	1.74	% (5)	2.49%	2.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.44%	2.08	% (5)	2.44%	1.73	% (5)
Portfolio Turnover Rate	252%	115	% (4)	252%	115	% (4)

	James Alpha Relative Value Portfolio
	Class I			Class S
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.14	$10.00		$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.25	0.07		0.26	0.09
Net realized and unrealized gain (loss)	(0.18)	0.07		(0.17)	0.05
Total from investment operations	0.07	0.14		0.09	0.14
Dividends and Distributions:
Dividends from net investment income	(0.06)	—		(0.06)	—
Total dividends and distributions	(0.06)	—		(0.06)	—
Net Asset Value, End of Period	$10.15	$10.14		$10.17	$10.14
Total Return*	0.65%	1.40%		0.85%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$204	$203		$9,658	$4,107
Ratio of gross operating expenses to average net assets (3)	2.26%	13.82	% (5)	2.18%	6.42	% (5)
Ratio of net operating expenses to average net assets (3)	1.49%	1.49	% (5)	1.18%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.48%	2.55	% (5)	2.59%	3.02	% (5)
Portfolio Turnover Rate	252%	115	% (4)	252%	115	% (4)

(1)	The Fund commenced operations on August 18, 2017

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Total Hedge
	Class A			Class C
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.38	$10.00		$10.37	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.13	0.02		0.05	(0.01)
Net realized and unrealized gain	(0.33)	0.36		(0.33)	0.38
Total from investment operations	(0.20)	0.38		(0.28)	0.37
Dividends and Distributions:
Dividends from net investment income	(0.06)	—		(0.03)	—
Distributions from realized gains	(0.02)	—		(0.02)	—
Total dividends and distributions	(0.08)	—		(0.05)	—
Net Asset Value, End of Period	$10.10	$10.38		$10.04	$10.37
Total Return*	(1.90)%	3.80%		(2.66)%	3.70%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$50	$51		$39	$16
Ratio of gross operating expenses to average net assets (3)	2.88%	8.32	% (5)	3.40%	10.32	% (5)
Ratio of net operating expenses to average net assets (3)	1.74%	1.74	% (5)	2.49%	2.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.30%	0.54	% (5)	0.45%	(0.17	)% (5)
Portfolio Turnover Rate	195%	83	% (4)	195%	83	% (4)

	James Alpha Total Hedge
	Class I			Class S
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	November 30,	November 30,		November 30,	November 30,
	2018	2017 (1)		2018	2017 (1)

Net Asset Value, Beginning of Period	$10.40	$10.00		$10.40	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.12	0.04		0.16	0.03
Net realized and unrealized gain	(0.30)	0.36		(0.33)	0.37
Total from investment operations	(0.18)	0.40		(0.17)	0.40
Dividends and Distributions:
Dividends from net investment income	(0.07)	—		(0.07)	—
Distributions from realized gains	(0.02)	—		(0.02)	—
Total dividends and distributions	(0.09)	—		(0.09)	—
Net Asset Value, End of Period	$10.13	$10.40		$10.14	$10.40
Total Return*	(1.73)%	4.00%		(1.63)%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,523	$520		$8,233	$1,753
Ratio of gross operating expenses to average net assets (3)	2.50%	12.24	% (5)	2.38%	6.30	% (5)
Ratio of net operating expenses to average net assets (3)	1.49%	1.49	% (5)	1.39%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	1.19%	0.84	% (5)	1.54%	0.66	% (5)
Portfolio Turnover Rate	195%	83	% (4)	195%	83	% (4)

(1)	James Alpha Total Hedge commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Structured Credit
	Class A	Class C	Class I	Class S
	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2018 (1)	2018 (1)	2018 (1)	2018 (1)

Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.10	0.10	0.07	0.07
Net realized and unrealized gain	0.06	0.06	0.08	0.08
Total from investment operations	0.16	0.16	0.15	0.15
Redemption Fees	—	—	0.00 **	0.01
Net Asset Value, End of Period	$10.16	$10.16	$10.15	$10.16
Total Return*	1.60%	1.60%	1.50%	1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$19	$0 ***	$1,007	$34,604
Ratio of gross operating expenses to average net assets (3,5)	2.18%	3.01%	2.01%	1.87%
Ratio of net operating expenses to average net assets (3,5)	1.74%	2.49%	1.49%	1.49%
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,5,6)	3.27%	3.27%	2.30%	2.27%
Portfolio Turnover Rate (4)	37%	37%	37%	37%

(1)	James Alpha Structured Credit commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of thirty one series. These financial statements include the following six series: the James Alpha EHS Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio, the James Alpha Total Hedge Portfolio and the James Alpha Structured Credit Portfolio (collectively, the “Portfolios”). James Alpha Advisors, LLC (the “Manager” or “James Alpha Advisors”) serves as the Portfolios’ Advisor. Effective February 15, 2018 James Alpha Equity Hedge Portfolio changed its name to James Alpha EHS Portfolio.

The James Alpha EHS Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio, James Alpha Total Hedge Portfolio and James Alpha Structured Credit Portfolio are diversified portfolios.

Portfolio	Primary Objective
James Alpha EHS	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Event Driven	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Family Office	Total return through capital appreciation and/or income, consistent with a reasonable level of risk, determined by the James Alpha Advisors, LLC.
James Alpha Relative Value	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Total Hedge	Long-term risk adjusted returns relative to traditional financial market indices
James Alpha Structured Credit	High level of risk adjusted current income and capital appreciation with a secondary objective of capital preservation.

Currently, all Portfolios offer Class A, Class C, Class I and Class S shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Shares of Class S of the Portfolios are available exclusively to investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios charge a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of he financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2018, for the Portfolios’ assets and liabilities measured at fair value:

James Alpha EHS

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,284,289	$—	$—	$3,284,289
Open Ended Funds	895,484	—	—	895,484
Short-Term Investments	1,300,597	—	—	1,300,597
Total	$5,480,370	$—	$—	$5,480,370
Asset Derivatives
Forward Currency Contracts	$—	$1,639	$—	$1,639
Total Assets	$5,480,370	$1,639	$—	$5,482,009
Liability Derivatives
Forward Currency Contracts	$—	$484	$—	$484
Total Liabilities	$—	$484	$—	$484

James Alpha Event Driven

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,759,814	$—	$—	$4,759,814
Open Ended Funds	5,278,018	—	—	5,278,018
Short-Term Investments	68,441	—	—	68,441
Total	$10,106,273	$—	$—	$10,106,273
Asset Derivatives
Forward Currency Contracts	$—	$2,461	$—	$2,461
Total Assets	$10,106,273	$2,461	$—	$10,108,734
Liability Derivatives
Forward Currency Contracts	$—	$1,095	$—	$1,095
Total Return Swap	—	80,468	—	80,468
Total Liabilities	$—	$81,563	$—	$81,563

James Alpha Family Office

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$31,934	$—	$—	$31,934
Exchange Traded Funds	13,852,792	—	—	13,852,792
Open Ended Funds	421,460	—	—	421,460
Total Assets	$14,306,186	$—	$—	$14,306,186

James Alpha Relative Value

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,581,930	$—	$—	$3,581,930
Open Ended Funds	5,905,516	—	—	5,905,516
Short-Term Investments	29,328	—	—	29,328
Total	$9,516,774	$—	$—	$9,516,774
Asset Derivatives
Forward Currency Contracts	$—	$595	$—	$595
Total Assets	$9,516,774	$595	$—	$9,517,369

Liability Derivatives
Forward Currency Contracts	$—	$766	$—	$766
Total Return Swap	—	76,708	—	76,708
Total Liabilities	$—	$77,474	$—	$77,474

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

James Alpha Total Hedge

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,032,775	$—	$—	$8,032,775
Open Ended Funds	3,637,956	—	—	3,637,956
Short-Term Investments	903,100	—	—	903,100
Total	$12,573,831	$—	$—	$12,573,831
Asset Derivatives
Forward Currency Contracts	$—	$4,974	$—	$4,974
Total Assets	$12,573,831	$4,974	$—	$12,578,805
Liability Derivatives
Forward Currency Contracts	$—	$1,005	$—	$1,005
Total Return Swap	—	18,739	—	18,739
Total Liabilities	$—	$19,744	$—	$19,744

James Alpha Structured Credit

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$23,600,513	$887,425	$24,487,938
U.S. Government & Agency Obligations	—	2,462,555	—	2,462,555
U.S. Treasury Obligations	—	6,962,607	—	6,962,607
Short-Term Investments	4,665,568	—	—	4,665,568
Total Assets	$4,665,568	$33,025,675	$887,425	$38,578,668
Liability Derivatives
Forward Currency Contracts	$—	$3,868	$—	$3,868
Total Liabilities	$—	$3,868	$—	$3,868

The James Alpha EHS, James Alpha Event Driven, James Alpha Family Office, James Alpha Relative Value and James Alpha Total Hedge Funds did not hold any Level 3 securities during the period. The James Alpha Structured Credit Fund held level 3 securities. A reconciliation used in determining James Alpha Structured Credit Fund’s Level 3 securities is shown in the Level 3 Input table below.

*	Refer to the Schedules of Investments for industry or category classifications.

	James Alpha	James Alpha
	Structured Credit	Structured Credit
	Cascade Funding	Cascade Funding
	Mortgage Trust	Mortgage Trust
	2018-RM2	2018-RM2
Beginning balance August 14, 2018	$—	$—
Purchases	456,025	431,543
Total realized gain/(loss)	—	—
Change in unrealized depreciation	(57)	(86)
Proceeds from sale/maturities/calls	—	—
Capital distribution	—	—
Tax basis adjustment	—	—
Net transfers in/(out) of Level 3	—	—
Ending balance November 30, 2018	$455,968	$431,457

(b)	Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended November 30, 2017, or expected to be taken in the Funds’ November 30, 2018 year-end tax returns.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2017 and expected to be taken in the Portfolios’ 2018 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended November 30, 2018, the Portfolios did not incur any interest or penalties.

(c)	Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d)	Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
James Alpha EHS	Annually	Annually
James Alpha Event Driven	Annually	Annually
James Alpha Family Office	Annually	Annually
James Relative Value	Annually	Annually
James Alpha Total Hedge	Annually	Annually
James Alpha Structured Credit	Quarterly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(g)	Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Foreign currency contracts. Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.20% for James Alpha Family Office and James Alpha Structured Credit; 1.00% for James Alpha EHS, James Alpha Event Driven, James Alpha Relative

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

Value and James Alpha Total Hedge. Saratoga Capital Management, LLC (“SCM”) serves the Portfolios in a supervision capacity with responsibility to monitor the performance of the Portfolios’ outside service providers (other than sub-advisers, if any, which are monitored by the Manager), assist in the review of financial statements and other regulatory filings and board meeting materials related to each Portfolio. Pursuant to the supervision agreement with the Portfolios, the Portfolios pay SCM an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

(b) The Trust and the Manager on behalf of the Portfolios, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at November 30, 2018, for each portfolio were: 1.74%, 2.49%, 1.49% and 1.49% for Class A, C, I and S shares, respectively, of James Alpha EHS, James Alpha Event Driven, James Alpha Family Office, James Alpha Relative Value, James Alpha Total Hedge and James Alpha Structured Credit. Prior to April 19, 2018, the expense limitation for James Alpha Family Office was 2.75%, 3.50%, 2.50% and 2.50% for Class A, C, I and S shares, respectively. Pursuant to a fee waiver and operating expense limitation agreement between James Alpha Advisors and the James Alpha Portfolios, James Alpha Advisors has contractually agreed to waive all of the James Alpha Portfolios’ management fees payable to James Alpha Advisors by the James Alpha Portfolios on Class S assets, less any portion of such fee that is payable by James Alpha Advisors to the Sub-Advisers. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with James Alpha Advisors shall continue through March 31, 2020.

For the year ended November 30, 2018, the Manager waived fees of $18,206 for James Alpha EHS, $1,307 for James Alpha Event Driven, $1,074 for James Alpha Family Office, $1,524 for James Alpha Relative Value, $18,473 for James Alpha Total Hedge and $824 for James Alpha Structured Credit. The manager waived the following Class S Fees of:

Portfolio	Class S Fee Waived
James Alpha EHS	$50,479
James Alpha Event Driven	109,522
James Alpha Family Office	144,134
James Alpha Relative Value	90,255
James Alpha Total Hedge	65,416
James Alpha Structured Credit	48,614

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	11/30/2020	11/30/2021
James Alpha EHS	$24,827	$18,206
James Alpha Event Driven	20,596	1,307
James Alpha Family Office	18,048	1,074
James Alpha Relative Value	23,014	1,524
James Alpha Total Hedge	30,795	18,473
James Alpha Structured Credit	—	824

(c) Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor. The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of each of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

For the year ended, November 30, 2018, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSC’s
Portfolio	Class A	Class C
James Alpha EHS	—	—
James Alpha Event Driven	—	—
James Alpha Family Office	2,557	131
James Alpha Relative Value	—	—
James Alpha Total Hedge	—	—
James Alpha Structured Credit	—	—

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

(d) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

(e) Affiliated Investments — Companies which are affiliates of the Portfolios at November 30, 2018, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; Milestone Treasury Obligations Portfolio which is managed by CLS Investments, LLC, are detailed below:

		Shares at			Shares at		Value at
Portfolio	Affiliated Holding	11/30/17	Purchases	Sales	11/30/18	Income	11/30/18
James Alpha EHS	Milestone Treasury Obligations – Institutional Class	331,446	503,346	(834,792)	—	357	—
James Alpha Event Driven	Milestone Treasury Obligations – Institutional Class	251,915	1,245,344	(1,497,259)	—	293	—
James Alpha Family Office	Milestone Treasury Obligations – Institutional Class	263,651	1,560,950	(1,824,601)	—	465	—
James Alpha Relative Value	Milestone Treasury Obligations – Institutional Class	220,111	1,138,922	(1,359,033)	—	202	—
James Alpha Total Hedge	Milestone Treasury Obligations – Institutional Class	273,519	788,769	(1,062,288)	—	341	—

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

3.	INVESTMENT TRANSACTIONS

(a) For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
James Alpha EHS	$10,396,712	$8,536,240
James Alpha Event Driven	27,822,030	23,384,585
James Alpha Family Office	29,747,095	19,770,668
James Alpha Relative Value	27,596,828	22,149,913
James Alpha Total Hedge	25,705,018	15,600,129
James Alpha Structured Credit	33,725,258	7,010,127

(b) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

(c) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at November 30, 2018, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha EHS
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$1,639
			Unrealized depreciation on forward currency exchange contracts	$(484)
			Totals	$1,155
James Alpha Event Driven
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$2,461
			Unrealized depreciation on forward currency exchange contracts	(1,095)
	Swap Contracts	Equity	Unrealized depreciation on swaps	(80,468)
			Totals	$(79,102)
James Alpha Relative Value
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$595
			Unrealized depreciation on forward currency exchange contracts	(766)
	Swap Contracts	Equity	Unrealized depreciation on swaps	(76,708)
			Totals	$(76,879)
James Alpha Total Hedge
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$4,974
			Unrealized depreciation on forward currency exchange contracts	(1,005)
	Swap Contracts	Equity	Unrealized depreciation on swaps	(18,739)
			Totals	$(14,770)
James Alpha Structured Credit
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(3,868)

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended November 30, 2018, were as follows:

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha EHS
	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$2,335
		Net change in unrealized appreciation on investments and foreign currency transactions
			Foreign Exchange	$1,900
James Alpha Event Driven
	Swap Contracts
		Net realized loss on swaps
			Equity	$(60,818)
		Net change in unrealized depreciation on swaps
			Equity	$(80,468)

	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$40,912
		Net change in unrealized appreciation on investments and foreign currency transactions
			Foreign Exchange	$2,229
James Alpha Relative Value
	Swap Contracts
		Net realized gain on swaps
			Equity	$45,152
		Net change in unrealized depreciation on swaps
			Equity	$(76,708)

	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$18,110
		Net change in unrealized appreciation on investments and foreign currency transactions
			Foreign Exchange	$1,449
James Alpha Total Hedge
	Swap Contracts
		Net change in unrealized depreciation on swaps
			Equity	$(18,739)
	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$16,825
		Net change in unrealized appreciation on investments and foreign currency transactions
			Foreign Exchange	$4,366
James Alpha Structured Credit
	Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$(23,557)
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(3,783)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of November 30, 2018.

		Gross Amounts not offset in the (Consolidated)
		Statements of Assets and Liabilities
	Gross Amounts Recognized in
	(Consolidated) Statements of	Financial Instruments	Cash Collateral
	Assets and Liabilities	Pledged	Pledged	Net Amount of Assets
Event Driven
Description of Liability
Total Return Swaps	$80,468	$—	$80,468	$—
Relative Value
Description of Liability
Total Return Swaps	$76,708	$—	$76,708	$—
Total Hedge
Description of Liability
Total Return Swaps	$18,739	$—	$18,739	$—

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Portfolio	purposes	Appreciation	Depreciation	App/Dep
James Alpha EHS	5,769,465	11,118	(301,368)	(290,250)
James Alpha Event Driven	10,257,848	6,525,561	(6,677,136)	(151,575)
James Alpha Family Office	14,475,869	118,134	(287,817)	(169,683)
James Relative Value	9,639,433	4,922,921	(5,045,408)	(122,487)
James Alpha Total Hedge	13,111,654	1,422,862	(1,960,695)	(537,833)
James Alpha Structured Credit	38,361,522	249,428	(32,282)	217,146

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class A Shares			Class C Shares			Class I Shares		Class S Shares
	Year Ended		Period Ended	Year Ended		Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	November 30, 2018		November 30, 2017	November 30, 2018		November 30, 2017	November 30, 2018	November 30, 2017	November 30, 2018	November 30, 2017
James Alpha EHS
Issued	—		1	526		1	—	20,001	661,042	253,558
Redeemed	—		—	—		—	—	—	(404,342)	(1,498)
Reinvested from Dividends	0	*	—	4		—	160	—	2,035	—
Net Decrease in Shares	—		1	530		1	160	20,001	258,735	252,060

James Alpha Event Driven
Issued	—		1	—		1	—	20,001	1,157,310	569,192
Redeemed	—		—	—		—	—	—	(706,085)	(3,858)
Reinvested from Dividends	0	*	—	0	*	—	133	—	3,971	—
Net Increase (Decrease) in Shares	—		1	—		1	133	20,001	455,196	565,334

James Alpha Family Office
Issued	6,110		313	4,318		10,410	912	20,001	1,291,714	468,749
Redeemed	—		—	(1,281)		(980)	—	—	(408,304)	(4,857)
Reinvested from Dividends	1		—	22		—	103	—	2,600	—
Net Increase (Decrease) in Shares	6,111		313	3,059		9,430	1,015	20,001	886,010	463,892

James Alpha Relative Value
Issued	—		1	—		1	—	20,001	1,121,719	406,142
Redeemed	—		—	—		—	—	—	(579,922)	(1,138)
Reinvested from Dividends	0	*	—	0	*	—	110	—	2,439	—
Net Increase (Decrease) in Shares	—		1	—		1	110	20,001	544,236	405,004

James Alpha Total Hedge
Issued	—		4,914	2,397		1,510	396,158	50,001	1,017,450	169,944
Redeemed	—		—	—		—	(188)	—	(375,763)	(1,371)
Reinvested from Dividends	40		—	8		—	446	—	1,744	—
Net Increase in Shares	40		4,914	2,405		1,510	396,416	50,001	643,431	168,573

James Alpha Structured Credit
Issued	1,852		—	1		—	99,207	—	4,033,118	—
Redeemed	—		—	—		—	—	—	(627,780)	—
Reinvested from Dividends	—		—	—		—	—	—	—	—
Net Increase in Shares	1,852		—	1		—	99,207	—	3,405,338	—

*	Less than 1.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2018 was as follows:

	For the period ended November 30, 2018:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
James Alpha EHS	$24,736	$—	$—	$24,736
James Alpha Event Driven	46,290	—	—	46,290
James Alpha Family Office	32,187	121	—	32,308
James Relative Value	28,315	—	—	28,315
James Alpha Total Hedge	26,341	—	—	26,341
James Alpha Structured Credit	—	—	—	—

There were no Fund distributions for the year ended November 30, 2017.

As of November 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
James Alpha EHS	$213,220	$1,427	$—	$—	$—	$(289,095)	$(74,448)
James Alpha Event Driven	48,380	—	—	(15,047)	—	(151,575)	(118,242)
James Alpha Family Office	143,690	—	—	(405,119)	—	(169,683)	(431,112)
James Relative Value	239,731	1,795	(82,560)	—	—	(122,658)	36,308
James Alpha Total Hedge	153,046	9,143	—	—	—	(537,833)	(375,644)
James Alpha Structured Credit	242,079	—	—	—	—	217,218	459,297

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts, swaps and passive foreign investment companies, and adjustments for partnerships, grantor trusts, and C-Corporation return of capital distributions. The unrealized appreciation/(depreciation) in the table above includes unrealized foreign currency gains (losses) of $(1,155), $171 and $(72) for the James Alpha Equity Hedge, James Alpha Relative Value Portfolio and the James Alpha Structured Credit Portfolio, respectively.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The James Alpha Relative Value Portfolio incurred and elected to defer such capital losses of $82,560.

At November 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring			CLCF
Portfolio	Short-Term	Long-Term	Total	Utilized
James Alpha EHS	$—	$—	$—	$—
James Alpha Event Driven	15,047	—	15,047	—
James Alpha Family Office	405,119	—	405,119	—
James Relative Value	—	—	—	—
James Alpha Total Hedge	—	—	—	—
James Alpha Structured Credit	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and net operating losses, resulted in reclassifications for the Funds for the fiscal year ended November 30, 2018 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
James Alpha EHS	$(89)	$89
James Alpha Event Driven	(71)	71
James Alpha Family Office	(312)	312
James Relative Value	(239)	239
James Alpha Total Hedge	—	—
James Alpha Structured Credit	(16,130)	16,130

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of November 30, 2018, the shareholders that own 25% or more of the voting securities are as follows:

Fund	Shareholder	Ownership %
James Alpha EHS Cl A	James Alpha Management LLC	100.00%
James Alpha EHS Cl C	George & Gloria Kiefer	99.81%
James Alpha EHS Cl I	Denis Nayden	100.00%
James Alpha EHS Cl S	National Financial Services LLC	100.00%
James Alpha Event Driven Cl A	James Alpha Management LLC	100.00%
James Alpha Event Driven Cl C	James Alpha Management LLC	100.00%
James Alpha Event Driven Cl I	Denis Nayden	100.00%
James Alpha Event Driven Cl S	National Financial Services LLC	100.00%
James Alpha Family Office Cl A	Pershing LLC	95.11%
James Alpha Family Office Cl I	Denis Nayden	95.66%
James Alpha Family Office Cl S	National Financial Services LLC	100.00%
James Alpha Relative Value Cl A	James Alpha Management LLC	100.00%
James Alpha Relative Value Cl C	James Alpha Management LLC	100.00%
James Alpha Relative Value Cl I	Denis Nayden	99.99%
James Alpha Relative Value Cl S	National Financial Services LLC	100.00%
James Alpha Total Hedge Cl A	Mainstar Trust	58.25%
James Alpha Total Hedge Cl A	First National Bank	30.12%
James Alpha Total Hedge Cl C	Sandra Joanne McNamara	61.23%
James Alpha Total Hedge Cl C	Chizuko Momii	38.75%
James Alpha Total Hedge Cl I	Denis Nayden	99.10%
James Alpha Total Hedge Cl S	National Financial Services LLC	100.00%
James Alpha Structured Credit Cl A	Charles Schwab & Co.,Inc.	99.95%
James Alpha Structured Credit Cl C	James Alpha Management LLC	100.00%
James Alpha Structured Credit Cl I	Charles Schwab & Co.,Inc.	100.00%
James Alpha Structured Credit Cl S	National Financial Services LLC	65.37%
James Alpha Structured Credit Cl S	Mac & Co.	34.63%

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of the James Alpha Event Driven Fund and the Relative Value Fund will be directly affected by the performance of the Merger Fund - Investor Class and the James Alpha Structured Credit Portfolio, Respectively. The financial statements of these Funds, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the James Alpha Event Driven Fund’s and James Alpha Relative Value Fund’s financial statements. As of November 30, 2018, the percentage of the James Alpha Event Driven Fund’s net assets invested in the Merger Fund – Investor Class was 26.0% and the percentage of the James Alpha Relative Value Fund invested in the James Alpha Structured Credit Portfolio was 44.9%.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of James Alpha EHS Portfolio (formerly known as James Alpha Equity Hedge Portfolio), James Alpha Event Driven Portfolio, James Alpha Family Office Portfolio, James Alpha Relative Value Portfolio, James Alpha Total Hedge Portfolio, and the James Alpha Structured Credit Portfolio (the “Funds”), each a series of Saratoga Advantage Trust (the “Trust”), including the schedules of investments, as of November 30, 2018, the related statements of operations, the statements of changes in net assets, and financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.We have served as t he auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2019

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 through November 30, 2018.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 5/01/2018	Value - 11/30/2018	5/01/2018-11/30/2018*	[Annualized]
Actual Expenses
James Alpha EHS - Class A	$1,000.00	$957.50	$8.54	1.74%
James Alpha EHS - Class C	1,000.00	951.80	12.18	2.49%
James Alpha EHS - Class I	1,000.00	957.50	7.31	1.49%
James Alpha EHS - Class S	1,000.00	956.60	7.41	1.51%
James Alpha Event Driven – Class A	1,000.00	986.40	8.66	1.74%
James Alpha Event Driven – Class C	1,000.00	986.40	12.40	2.49%
James Alpha Event Driven – Class I	1,000.00	986.40	7.42	1.49%
James Alpha Event Driven – Class S	1,000.00	988.30	5.58	1.12%
James Alpha Family Office - Class A	1,000.00	961.20	9.24	1.88%
James Alpha Family Office - Class C	1,000.00	957.30	14.23	2.90%
James Alpha Family Office - Class I	1,000.00	962.20	8.95	1.82%
James Alpha Family Office - Class S	1,000.00	965.20	4.83	0.98%
James Alpha Relative Value - Class A	1,000.00	1,002.00	8.73	1.74%
James Alpha Relative Value - Class C	1,000.00	1,002.00	12.50	2.49%
James Alpha Relative Value - Class I	1,000.00	1,002.00	7.48	1.49%
James Alpha Relative Value - Class S	1,000.00	1,003.00	5.37	1.07%
James Alpha Total Hedge - Class A	1,000.00	971.20	8.60	1.74%
James Alpha Total Hedge - Class C	1,000.00	967.20	12.28	2.49%
James Alpha Total Hedge - Class I	1,000.00	972.20	7.37	1.49%
James Alpha Total Hedge - Class S	1,000.00	973.10	13.64	2.76%
James Alpha Structured Credit - Class A **	1,000.00	1,010.90	5.18	1.74%
James Alpha Structured Credit - Class C **	1,000.00	1,010.90	7.41	2.49%
James Alpha Structured Credit - Class I **	1,000.00	1,010.00	4.43	1.49%
James Alpha Structured Credit - Class S **	1,000.00	1,010.90	3.78	1.27%

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 5/01/2018	Value - 11/30/2018	5/01/2018-11/30/2018*	[Annualized]
[5% Return Before Expenses]
James Alpha EHS - Class A	$1,000.00	$1,016.34	8.80	1.74%
James Alpha EHS - Class C	1,000.00	1,012.58	12.56	2.49%
James Alpha EHS - Class I	1,000.00	1,017.60	7.54	1.49%
James Alpha EHS - Class S	1,000.00	1,017.50	7.64	1.51%
James Alpha Event Driven – Class A	1,000.00	1,016.34	8.80	1.74%
James Alpha Event Driven – Class C	1,000.00	1,012.58	12.56	2.49%
James Alpha Event Driven – Class I	1,000.00	1,017.60	7.54	1.49%
James Alpha Event Driven – Class S	1,000.00	1,019.45	5.67	1.12%
James Alpha Family Office - Class A	1,000.00	1,015.64	9.50	1.88%
James Alpha Family Office - Class C	1,000.00	1,010.53	14.62	2.90%
James Alpha Family Office - Class I	1,000.00	1,015.94	$9.20	1.82%
James Alpha Family Office - Class S	1,000.00	1,020.16	4.96	0.98%
James Alpha Relative Value - Class A	1,000.00	1,016.34	8.80	1.74%
James Alpha Relative Value - Class C	1,000.00	1,012.58	12.56	2.49%
James Alpha Relative Value - Class I	1,000.00	1,017.60	7.54	1.49%
James Alpha Relative Value - Class S	1,000.00	1,019.71	5.42	1.07%
James Alpha Total Hedge - Class A	1,000.00	1,016.34	8.80	1.74%
James Alpha Total Hedge - Class C	1,000.00	1,012.58	12.56	2.49%
James Alpha Total Hedge - Class I	1,000.00	1,017.60	7.54	1.49%
James Alpha Total Hedge - Class S	1,000.00	1,011.24	13.90	2.76%
James Alpha Structured Credit - Class A ***	1,000.00	1,016.34	8.80	1.74%
James Alpha Structured Credit - Class C ***	1,000.00	1,012.58	12.56	2.49%
James Alpha Structured Credit - Class I ***	1,000.00	1,017.60	7.54	1.49%
James Alpha Structured Credit - Class S ***	1,000.00	1,018.69	6.44	1.27%

*	Expenses are equal to the Funds annualized expense ratio multiplies by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the Funds annualized expense ratio multiplied by the number of days in the period (108) divided by the number of days in the fiscal year (365).

***	The Fund commenced operations on August 14, 2018, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purpose of comparability. This projections assumes that the annualized expense ratios wer ein effect during the period June 1, 2018 to November 1, 2018.

Board of Trustees (the “Board”) Meeting of April 11, 2018-James Alpha Structured Credit

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering with respect to the James Alpha Structured Credit Value Portfolio (the “Portfolio”) (i) approval of an investment management agreement between James Alpha Advisors, LLC (“James Alpha”) and the Portfolio and (ii) approval of an advisory agreement between James Alpha and Orange Investment Advisors LLC (“OIA”).

The Independent Trustees discussed the information provided by James Alpha and OIA in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and OIA and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha and OIA respectively with respect to the Portfolio and determined that each is well qualified to provide these services.

The Trustees reviewed the proposed management fees for the Portfolio. They considered the nature of the strategy and investment approach proposed for the Portfolio. The Independent Trustees also considered with respect to the Portfolio, comparative fee data provided by James Alpha which included (i) fees charged by a group of funds in the Morningstar Non-Traditional Bond category and a subset of funds that James Alpha believes more closely align with the Portfolio. The Independent Trustees considered the criteria utilized by James Alpha in selecting the peer group and accorded it such weight as they deemed appropriate. The Independent Trustees further noted that James Alpha agreed to cap the expenses of each Portfolio for at least one year from the date of commencement of operation of the Portfolio at 1.74%, 1.49%, 2.49% and 1.49% for Class A Shares, Class I Shares, Class C Shares and Class S Shares, respectively. The Trustees considered the impact of the expenses cap on the net fees received by James Alpha.

In addition, because the Portfolio has not yet commenced operations, the Trustees determined that profitability and economies of scale at this juncture are speculative.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed annual management fee for the Portfolio is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and OIA. In this regard, they considered the nature and scope of the services to be provided by James Alpha, including (i) ongoing monitoring of

24869357.2

Portfolio performance; (ii) research of potential replacement advisers to present to the Trustees for their consideration; and (iii) responding to questions from brokers and investment advisers.

The Trustees considered the benefits to be obtained by James Alpha and OIA from their relationship with the Portfolio. They noted, in this regard, that James Alpha and OIA may have soft dollar arrangements pursuant to which commissions on the Portfolio’s transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha and/or OIA may enhance its ability to provide quality services to the Portfolio.

Based on the foregoing, the Independent Trustees determined with respect to the Portfolio that approval of the proposed Investment Management Agreement with James Alpha and proposed advisory agreement with OIAis in the best interests of the Portfolio.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 63 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	31	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 76 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	31	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 77 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	31	None
Floyd E. Seal, 69 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017; Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	31	None
Stephen H. Hamrick, 66 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer)	31	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 62 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	31	None
Jonathan W. Ventimiglia, 35 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officerand Chief Compliance Officer of Saratoga Capital Management, LLC	31	None
James S. Vitalie, 59 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Management, LLC (March 2008 – Present); Executive Vice President of FDX Capital LLC (June 2012-Present)	31	Board Member, The Joshua School (January 2016 – Present)
Michael J. Wagner, 68 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 1788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present)	31	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-807-FUND.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2017 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 11/30/18	$42,000	$0.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 11/30/18	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 11/30/18	$12,000.00	$0.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 11/30/18	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended November 30, 2017, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/06/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 02/06/19

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/06/19

* Print the name and title of each signing officer under his or her signature.